UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 11, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended May 31, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended May 31, 2008. For the six-month period ended May 31, 2008, the Fund’s underperformance was largely due to negative security selection and an overweight in the hard-hit financials sector. Security selection in the Fund’s medical, consumer cyclicals and energy holdings also detracted during the six-month period. Security selection in the technology and electronics sector and an overweight in industrial commodities positively affected the Fund’s performance.

For the 12-month period, the Fund’s underperformance was due primarily to negative security selection in financials, consumer cyclicals and industrial commodities. Sector selection also detracted during the 12-month peri-

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

od, with an overweight in financials and an underweight in consumer staples negatively affecting the Fund’s performance. Positively affecting performance were overweights in energy and industrial commodities and an underweight in the poor-performing construction and housing sector.

Market Review and Investment Strategy

Global equity markets fell during the six- and 12-month periods ended May 31, 2008, according to the MSCI World Index. After an extended period of unusual calm, volatility returned to global capital markets in the summer of 2007. Declining U.S. home prices and surging mortgage delinquencies quickly spread to securities backed by high-risk home loans and the broader credit market. This turmoil quickly cascaded into virtually every type of asset around the world as investors began to fear a systemic failure in the financial system.

Corporate losses from the credit crunch reached billions of dollars, fueling worries that the crisis would take a toll on the global economy. Central banks from many countries responded, taking dramatic actions to restore stability and encourage economic growth. Those actions began to show results in the beginning of the second quarter of 2008, and investors appeared to regain a measure of confidence as global equity markets staged a modest recovery.

But some significant doubts remain, in part because nearly a year later, the financial sector continues to suffer heavy credit-related losses. Consumers are also feeling the pain of record-high oil and food prices—and if higher prices spread to other products, this may limit the ability of central banks to respond to further setbacks.

The Fund’s Global Value Investment Policy Group (the “Group”) strives to keep portfolio risk in line with the value opportunities it identifies. Recent market volatility has inflicted stress on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by the Adviser’s extensive research effort, the Group continues to monitor the market for value opportunities in which a stock’s low valuation exaggerates the company’s difficulties.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund’s assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund
Class A	-6.16%	-11.21%

Class B	-6.48%	-11.88%

Class C	-6.46%	-11.85%

Advisor Class*	-5.99%	-10.91%

Class R*	-6.29%	-11.48%

Class K*	-6.22%	-11.27%

Class I*	-5.94%	-10.83%

MSCI World Index (net)	-4.07%	-3.68%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2008‡
	NAV Returns	SEC Returns

Class A Shares
1 Year	-11.21%	-14.99%
5 Years	14.86%	13.88%
Since Inception*	9.16%	8.51%

Class B Shares
1 Year	-11.88%	-15.09%
5 Years	14.04%	14.04%
Since Inception*	8.38%	8.38%

Class C Shares
1 Year	-11.85%	-12.66%
5 Years	14.06%	14.06%
Since Inception*	8.40%	8.40%

Advisor Class Shares†
1 Year	-10.91%	-10.91%
5 Years	15.22%	15.22%
Since Inception*	9.47%	9.47%

Class R Shares†
1 Year	-11.48%	-11.48%
Since Inception*	9.77%	9.77%

Class K Shares†
1 Year	-11.27%	-11.27%
Since Inception*	10.00%	10.00%

Class I Shares†
1 Year	-10.83%	-10.83%
Since Inception*	10.43%	10.43%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.30%, 2.03%, 2.00%, 0.99%, 1.59%, 1.35% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these classes are listed above.

‡

Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)‡
SEC Returns
Class A Shares
1 Year	-23.59%
5 Years	11.09%
Since Inception*	6.78%

Class B Shares
1 Year	-23.68%
5 Years	11.25%
Since Inception*	6.65%

Class C Shares
1 Year	-21.47%
5 Years	11.29%
Since Inception*	6.68%

Advisor Class Shares†
1 Year	-19.94%
5 Years	12.41%
Since Inception*	7.71%

Class R Shares†
1 Year	-20.42%
Since Inception*	5.96%

Class K Shares†
1 Year	-20.23%
Since Inception*	6.20%

Class I Shares†
1 Year	-19.88%
Since Inception*	6.60%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these classes are listed above.

‡

Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2007		Ending Account Value May 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$938.38	$1,018.20	$6.59	$6.86
Class B	$1,000	$1,000	$935.22	$1,014.40	$10.26	$10.68
Class C	$1,000	$1,000	$935.36	$1,014.60	$10.06	$10.48
Advisor Class	$1,000	$1,000	$940.11	$1,019.65	$5.19	$5.40
Class R	$1,000	$1,000	$937.08	$1,016.60	$8.14	$8.47
Class K	$1,000	$1,000	$937.85	$1,017.90	$6.88	$7.16
Class I	$1,000	$1,000	$940.57	$1,020.05	$4.80	$5.00

*	Expenses are equal to the classes’ annualized expense ratios of 1.36%, 2.12%, 2.08%, 1.07%, 1.68%, 1.42% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $396.6

*	All data are as of May 31, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Australia, Belgium, Brazil, China, Finland, Israel, Russia, Singapore, South Africa, Spain and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Chevron Corp.	$9,716,700	2.5%
ConocoPhillips	9,631,195	2.4
Royal Dutch Shell PLC—Class A	8,610,068	2.2
American International Group, Inc.	6,829,200	1.7
BASF SE	6,763,166	1.7
JP Morgan Chase & Co.	6,419,900	1.6
ING Groep NV	6,331,048	1.6
Allianz SE	6,101,563	1.6
BNP Paribas SA	6,012,839	1.5
JFE Holdings, Inc.	5,635,685	1.4
	$72,051,364	18.2%

*	Long-term investments

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 28.0%
Capital Markets – 3.5%
Credit Suisse Group AG	95,800	$4,879,094
Deutsche Bank AG	33,000	3,506,604
The Goldman Sachs Group, Inc.	6,200	1,093,742
Merrill Lynch & Co., Inc.	55,600	2,441,952
Morgan Stanley	48,500	2,145,155

		14,066,547

Commercial Banks – 7.2%
Bank Hapoalim BM	204,400	1,046,156
Bank Leumi Le-Israel	217,500	1,195,505
BNP Paribas SA	58,300	6,012,839
Canadian Imperial Bank of Commerce/Canada	34,094	2,395,776
Credit Agricole SA	104,890	2,774,120
HBOS PLC	282,320	2,238,877
Industrial Bank of Korea	31,400	565,735
Kookmin Bank	7,000	435,998
Royal Bank of Canada	54,700	2,796,659
Royal Bank of Scotland Group PLC (London Virt-X)	480,831	2,179,304
Shinhan Financial Group Co. Ltd.	18,060	905,069
Standard Bank Group Ltd.	49,423	539,662
Sumitomo Mitsui Financial Group, Inc.	565	4,866,033
Unibanco – Uniao de Bancos Brasileiros SA (GDR)	2,800	439,236

		28,390,969

Consumer Finance – 0.9%
ORIX Corp.	19,230	3,634,485

Diversified Financial Services – 5.5%
Bank of America Corp.	117,110	3,982,911
Citigroup, Inc.	61,800	1,352,802
Fortis (Euronext Brussels)	154,466	3,778,605
ING Groep NV	165,800	6,331,048
JP Morgan Chase & Co.	149,300	6,419,900

		21,865,266

Insurance – 9.6%
Allianz SE	32,200	6,101,563
American International Group, Inc.	189,700	6,829,200
Aviva PLC	302,069	3,774,966
Fairfax Financial Holdings Ltd.	6,100	1,679,403
Fondiaria-Sai SpA (ordinary shares)	53,900	2,043,492
Genworth Financial, Inc. – Class A	90,800	2,006,680
Hartford Financial Services Group, Inc.	18,100	1,286,367
Industrial Alliance Insurance and Financial Services, Inc.	26,200	946,639
MetLife, Inc.	72,400	4,346,172
Muenchener Rueckversicherungs AG	21,671	4,060,088
Sanlam Ltd.	283,350	717,633

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

The Travelers Co., Inc.	56,030	$2,790,854
XL Capital Ltd. – Class A	42,100	1,469,711

		38,052,768

Thrifts & Mortgage Finance – 1.3%
Federal Home Loan Mortgage Corp.	91,100	2,315,762
Federal National Mortgage Association	104,800	2,831,696

		5,147,458

		111,157,493

Energy – 15.6%
Oil, Gas & Consumable Fuels – 15.6%
Chevron Corp.	98,000	9,716,700
China Petroleum & Chemical Corp. – Class H	1,874,000	1,892,883
ConocoPhillips	103,450	9,631,195
ENI SpA	128,750	5,253,082
Exxon Mobil Corp.	34,600	3,071,096
Imperial Oil Ltd.	23,500	1,365,866
LUKOIL (ADR)	14,250	1,578,187
Marathon Oil Corp.	53,700	2,759,643
Petro-Canada	65,200	3,761,993
PTT PCL	88,500	915,094
Repsol YPF SA	77,300	3,196,310
Royal Dutch Shell PLC – Class A	201,662	8,610,068
StatoilHydro ASA	130,850	5,105,767
Total SA	55,800	4,863,235

		61,721,119

Materials – 14.4%
Chemicals – 5.5%
BASF SE	45,200	6,763,166
Dow Chemical Co.	104,700	4,229,880
E.I. Du Pont de Nemours & Co.	60,900	2,917,719
Koninklijke Dsm NV	36,600	2,241,996
Mitsubishi Chemical Holdings Corp.	342,500	2,430,281
Mitsui Chemicals, Inc.	393,000	2,257,196
Solvay SA – Class A	6,400	916,662

		21,756,900

Metals & Mining – 7.9%
Antofagasta PLC	33,600	459,375
ArcelorMittal (Euronext Amsterdam)	51,400	5,101,583
ArcelorMittal (Euronext Paris)	622	61,579
Barrick Gold Corp.	35,100	1,414,103
BHP Billiton Ltd.	35,100	1,475,730
China Steel Corp. (GDR)(a)	20,622	722,278
Gerdau SA (ADR)	13,800	689,448
Hyundai Steel Co.	12,990	1,044,184
JFE Holdings, Inc.	99,700	5,635,685
Kazakhmys PLC	83,000	2,780,748
MMC Norilsk Nickel (ADR)	67,500	1,985,175
Nippon Steel Corp.	313,000	1,956,584
Norsk Hydro ASA	198,500	3,151,873

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Xstrata PLC	36,470	$2,885,828
Zinifex Ltd.	227,900	2,072,726

		31,436,899

Paper & Forest Products – 1.0%
Stora Enso Oyj – Class R	181,200	2,204,297
Svenska Cellulosa AB – Class B	107,500	1,726,143

		3,930,440

		57,124,239

Consumer Discretionary – 9.4%
Auto Components – 1.0%
Compagnie Generale des Etablissements Michelin – Class B	33,100	2,963,565
Hyundai Mobis	12,590	1,122,058

		4,085,623

Automobiles – 2.3%
Nissan Motor Co. Ltd.	603,200	5,358,512
Renault SA	35,100	3,603,765

		8,962,277

Hotels, Restaurants & Leisure – 0.4%
TUI AG	65,200	1,722,733

Household Durables – 1.8%
Black & Decker Corp.	19,100	1,235,770
Electrolux AB Series B	92,400	1,335,154
Sharp Corp.	247,000	4,312,947
Taylor Wimpey PLC	177,984	300,271

		7,184,142

Internet & Catalog Retail – 0.5%
Home Retail Group PLC	446,500	2,073,835

Media – 2.2%
CBS Corp. – Class B	136,600	2,947,828
Lagardere SCA	30,713	2,218,633
Time Warner, Inc.	210,500	3,342,740

		8,509,201

Multiline Retail – 0.8%
Macy's, Inc.	128,200	3,034,494

Specialty Retail – 0.1%
Office Depot, Inc.(b)	28,200	358,140

Textiles, Apparel & Luxury Goods – 0.3%
VF Corp.	17,000	1,286,900

		37,217,345

Industrials – 7.3%
Aerospace & Defense – 1.0%
Northrop Grumman Corp.	53,000	3,999,380

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 1.7%
Air France-KLM	68,200	$1,822,432
Deutsche Lufthansa AG	152,300	3,943,414
Westjet Airlines Ltd.(b)	56,700	907,337

		6,673,183

Industrial Conglomerates – 0.8%
General Electric Co.	57,300	1,760,256
Tyco International Ltd.	33,350	1,507,087

		3,267,343

Machinery – 2.4%
Caterpillar, Inc.	39,300	3,247,752
Eaton Corp.	28,100	2,716,708
Parker Hannifin Corp.	44,150	3,738,181

		9,702,641

Marine – 1.3%
Mitsui OSK Lines Ltd.	276,000	4,169,573
Nippon Yusen KK	86,000	875,173

		5,044,746

Trading Companies & Distributors – 0.1%
Finning International, Inc.	15,500	438,979

		29,126,272

Telecommunication Services – 5.6%
Diversified Telecommunication Services – 3.6%
AT&T, Inc.	106,100	4,233,390
China Netcom Group Corp. Ltd.	195,500	677,645
Deutsche Telekom AG – Class W	127,900	2,148,490
France Telecom SA	31,900	970,662
Tele2 AB – Class B	112,700	2,411,513
Telecom Italia SpA	884,900	1,946,759
Verizon Communications, Inc.	50,500	1,942,735

		14,331,194

Wireless Telecommunication Services – 2.0%
Sprint Nextel Corp.	275,500	2,578,680
Vodafone Group PLC	1,664,812	5,345,905

		7,924,585

		22,255,779

Health Care – 5.4%
Health Care Providers & Services – 0.8%
McKesson Corp.	54,200	3,124,630

Pharmaceuticals – 4.6%
GlaxoSmithKline PLC	177,800	3,937,667
Merck & Co., Inc.	45,600	1,776,576
Pfizer, Inc.	284,100	5,500,176
Sanofi-Aventis SA	49,861	3,717,523

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Wyeth	74,000	$3,290,780

		18,222,722

		21,347,352

Information Technology – 4.4%
Communications Equipment – 0.2%
Nokia OYJ	27,800	792,474

Computers & Peripherals – 2.4%
Asustek Computer, Inc.	418,000	1,206,566
Compal Electronics, Inc. (GDR)(a)	150,781	827,788
Compal Electronics, Inc.	274,290	305,085
Fujitsu Ltd.	524,000	4,244,187
Toshiba Corp.	346,000	3,050,339

		9,633,965

Electronic Equipment & Instruments – 0.7%
Flextronics International Ltd.(b)	129,500	1,386,945
Tyco Electronics Ltd.	33,350	1,338,002

		2,724,947

Semiconductors & Semiconductor Equipment – 1.1%
Hynix Semiconductor, Inc.(b)	30,800	927,388
Samsung Electronics Co., Ltd.	1,500	1,079,726
Siliconware Precision Industries Co.	190,689	322,582
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	91,076	1,042,820
United Microelectronics Corp.	1,176,119	732,357

		4,104,873

		17,256,259

Consumer Staples – 3.4%
Food & Staples Retailing – 1.2%
Koninklijke Ahold NV(b)	77,900	1,164,916
The Kroger Co.	90,900	2,512,476
Safeway, Inc.	33,600	1,070,832

		4,748,224

Tobacco – 2.2%
Altria Group, Inc.	163,150	3,631,719
Philip Morris International, Inc.(b)	100,350	5,284,431

		8,916,150

		13,664,374

Utilities – 2.2%
Electric Utilities – 2.2%
E.ON AG	24,600	5,227,391
The Tokyo Electric Power Co. Inc	138,400	3,373,240

		8,600,631

Total Common Stocks (cost $372,104,014)		379,470,863

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE – PREFERRED STOCKS – 0.6%
Materials – 0.4%
Metals & Mining – 0.4%
Usinas Siderurgicas de Minas Gerais SA – Class A	32,775	$1,763,180

Information Technology – 0.2%
Semiconductors & Semiconductor Equipment – 0.2%
Samsung Electronics Co., Ltd.	1,300	664,080

Total Non-Convertible – Preferred Stocks (cost $847,868)		2,427,260

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Royal Bank of Scotland Group PLC(b) (cost $725,736)	293,841	162,980

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $7,123,351)	7,123,351	7,123,351

Total Investments – 98.1% (cost $380,800,969)		389,184,454
Other assets less liabilities – 1.9%		7,407,993

Net Assets – 100.0%		$396,592,447

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Future	16	June 2008	$1,749,951	$1,914,659	$164,708

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the aggregate market value of these securities amounted to $1,550,066 or 0.4% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

FINANCIAL ACCOUNTING STANDARDS NO. 157

May 31, 2008 (unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$181,712,357		$164,708
Level 2	207,472,097		– 0	–
Level 3	– 0	–	– 0	–

Total	$389,184,454		$164,708

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities			Other Financial Instruments
Balance as of 11/30/2007	$	– 0	–	$	– 0	–
Accrued discounts /premiums		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–*
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Net purchases (sales)		– 0	–		– 0	–
Net transfers in and/or out of Level 3		– 0	–		– 0	–

Balance as of 5/31/08	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 5/31/08	$	– 0	–	$	– 0	–

*	The realized gain (loss) recognized during the period ended 5/31/08 for other financial instruments was $0.

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Accounting Standards No. 157

STATEMENT OF ASSETS & LIABILITIES

May 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $373,677,618)	$382,061,103
Affiliated issuers (cost $7,123,351)	7,123,351
Cash	8,193
Foreign cash, at value (cost $3,446,293)	3,474,420	(a)
Receivable for shares of beneficial interest sold	1,887,520
Receivable for investment securities sold	1,704,520
Dividends receivable	1,482,078

Total assets	397,741,185

Liabilities
Payable for shares of beneficial interest redeemed	492,799
Advisory fee payable	257,635
Distribution fee payable	65,783
Payable for investment securities purchased	46,954
Administrative fee payable	21,951
Transfer Agent fee payable	17,952
Payable for variation margin on futures contracts	10,149
Accrued expenses	235,515

Total liabilities	1,148,738

Net Assets	$396,592,447

Composition of Net Assets
Paid-in capital	$355,119,658
Undistributed net investment income	4,597,167
Accumulated net realized gain on investment and foreign currency transactions	28,385,003
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,490,619

	$396,592,447

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$108,148,014	7,841,460	$13.79	*

B	$17,930,515	1,327,293	$13.51

C	$21,708,179	1,603,338	$13.54

Advisor	$176,981,638	12,782,526	$13.85

R	$7,904,856	579,946	$13.63

K	$1,368,060	99,751	$13.71

I	$62,551,185	4,532,999	$13.80

(a)	An amount equivalent to U.S. $126,777 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2008.

*	The maximum offering price per share for Class A shares was $14.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $801,100)	$7,868,448
Affiliated issuers	60,269
Interest	1,389	$7,930,106

Expenses
Advisory fee (see Note B)	1,403,370
Distribution fee—Class A	141,987
Distribution fee—Class B	100,384
Distribution fee—Class C	112,739
Distribution fee—Class R	18,265
Distribution fee—Class K	1,452
Transfer agency—Class A	47,736
Transfer agency—Class B	15,406
Transfer agency—Class C	12,301
Transfer agency—Advisor Class	89,506
Transfer agency—Class R	7,734
Transfer agency—Class K	1,161
Transfer agency—Class I	5,388
Custodian	159,284
Registration fees	93,680
Administrative	43,304
Printing	29,988
Audit	28,836
Trustees’ fees	20,548
Legal	19,912
Miscellaneous	14,892

Total expenses	2,367,873
Less: expense offset arrangement (see Note B)	(3,573)

Net expenses		2,364,300

Net investment income		5,565,806

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		32,508,499
Futures contracts		(245,354)
Foreign currency transactions		58,868
Net change in unrealized appreciation/depreciation of:
Investments		(62,470,034	)(a)
Futures contracts		95,959
Foreign currency denominated assets and liabilities		(90,442)
Net loss on investment and foreign currency transactions		(30,142,504)

Net Decrease in Net Assets from Operations		$ (24,576,698)

(a)	Net of increase in accrued foreign capital gains taxes of $12,594.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,565,806	$6,661,652
Net realized gain on investment and foreign currency transactions	32,322,013	30,944,346
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(62,464,517)	(8,194,600)

Net increase (decrease) in net assets from operations	(24,576,698)	29,411,398
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,153,480)	(1,262,167)
Class B	(136,168)	(310,275)
Class C	(144,317)	(223,828)
Advisor Class	(2,846,514)	(3,644,963)
Class R	(89,330)	(57,720)
Class K	(14,983)	(10,683)
Class I	(926,685)	(720,629)
Net realized gain on investment transactions
Class A	(7,918,314)	(6,389,720)
Class B	(1,987,743)	(2,322,002)
Class C	(2,106,693)	(1,675,061)
Advisor Class	(14,121,380)	(16,619,965)
Class R	(613,238)	(306,874)
Class K	(89,755)	(49,036)
Class I	(4,407,826)	(3,253,466)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(36,560,023)	140,845,496

Total increase (decrease)	(97,693,147)	133,410,505
Net Assets
Beginning of period	494,285,594	360,875,089

End of period (including undistributed net investment income of $4,597,167 and $4,342,838, respectively)	$396,592,447	$494,285,594

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2008, there was no such reimbursement.

Pursuant to the Advisory agreement, the Fund paid $43,304 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,278 for the six months ended May 31, 2008.

For the six months ended May 31, 2008, the Fund’s expenses were reduced by $3,573 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,391 from the sale of Class A shares and received $3,920, $13,860 and $5,036 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

Government STIF Portfolio pays no investment management fees. For the six months ended May 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $73,195,603 and $67,264,532, respectively.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2008 amounted to $123,539, of which $0 and $4,331, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $221,263, $459,041, $114,740 and $9,142 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$84,367,764		$144,741,713
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$56,486,700
Gross unrealized depreciation	(48,103,215)

Net unrealized appreciation	$8,383,485

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

-	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class A
Shares sold	2,547,412	9,091,075	$34,800,550	$146,304,684

Shares issued in reinvestment of dividends and distributions	598,875	437,234	8,569,907	6,812,111

Shares converted from Class B	152,764	308,525	2,055,432	5,052,098

Shares redeemed	(6,741,086)	(2,565,968)	(104,352,895)	(41,963,433)

Net increase (decrease)	(3,442,035)	7,270,866	$(58,927,006)	$116,205,460

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

-	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class B
Shares sold	77,292	419,392	$1,067,317	$6,673,924

Shares issued in reinvestment of dividends and distributions	121,841	153,896	1,713,076	2,362,296

Shares converted to Class A	(155,696)	(314,167)	(2,055,432)	(5,052,098)

Shares redeemed	(292,218)	(349,331)	(3,851,716)	(5,562,710)

Net decrease	(248,781)	(90,210)	$(3,126,755)	$(1,578,588)

Class C
Shares sold	157,621	698,830	$2,146,990	$11,197,779

Shares issued in reinvestment of dividends and distributions	129,065	117,052	1,818,521	1,800,265

Shares redeemed	(356,323)	(324,623)	(4,763,108)	(5,149,663)

Net increase (decrease)	(69,637)	491,259	$(797,597)	$7,848,381

Advisor Class
Shares sold	2,217,906	2,656,022	$29,483,596	$42,701,211

Shares issued in reinvestment of dividends and distributions	1,171,919	1,290,370	16,805,326	20,181,382

Shares redeemed	(2,575,835)	(4,067,653)	(36,810,641)	(66,211,030)

Net increase (decrease)	813,990	(121,261)	$9,478,281	$(3,328,437)

Class R
Shares sold	123,596	378,019	$1,684,942	$6,145,502

Shares issued in reinvestment of dividends and distributions	49,616	23,552	702,563	364,588

Shares redeemed	(62,919)	(148,339)	(849,636)	(2,389,728)

Net increase	110,293	253,232	$1,537,869	$4,120,362

Class K
Shares sold	29,450	47,719	$394,269	$767,713

Shares issued in reinvestment of dividends and distributions	7,274	3,759	103,582	58,412

Shares redeemed	(6,944)	(16,911)	(88,239)	(282,642)

Net increase	29,780	34,567	$409,612	$543,483

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

-	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class I
Shares sold	716,631	1,102,426	$9,898,534	$17,229,297

Shares issued in reinvestment of dividends and distributions	373,307	255,077	5,334,554	3,974,096

Shares redeemed	(28,062)	(247,090)	(367,515)	(4,168,558)

Net increase	1,061,876	1,110,413	$14,865,573	$17,034,835

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2008.

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$8,053,447	$2,952,752
Long-term capital gains	28,792,942	8,798,497

Total taxable distributions	36,846,389	11,751,249

Total distributions paid	$36,846,389	$11,751,249

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,461,946
Undistributed long-term capital gains	25,048,762
Unrealized appreciation/(depreciation)	70,095,205	(a)

Total accumulated earnings/(deficit)	$102,605,913

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to markets on passive foreign investment companies.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On May 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

open tax years (tax years ended November 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 16.19		$ 16.72		$ 13.87		$ 12.61		$ 10.52		$ 8.57

Income From Investment Operations
Net investment income(a)	.18		.23		.21		.15	(b)	.11	(b)(c)	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.12)		.89		3.30		1.68		2.09		1.91

Net increase (decrease) in net asset value from operations	(.94)		1.12		3.51		1.83		2.20		2.01

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.27)		(.14)		(.16)		(.11)		(.06)
Distributions from net realized gain on investment transactions	(1.27)		(1.38)		(.52)		(.41)		– 0	–	– 0	–

Total dividends and distributions	(1.46)		(1.65)		(.66)		(.57)		(.11)		(.06)

Net asset value, end of period	$ 13.79		$ 16.19		$ 16.72		$ 13.87		$ 12.61		$ 10.52

Total Return
Total investment return based on net asset value(d)	(6.16)%		7.08%		26.37%		15.09%		21.09%		23.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,148		$182,644		$67,102		$34,632		$23,536		$16,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.36	%(e)	1.30	%(f)	1.33	%(f)	1.45%		1.41%		1.50%
Expenses, before waivers/reimbursements	1.36	%(e)	1.30	%(f)	1.33	%(f)	1.46%		1.65%		1.89%
Net investment income	2.88	%(e)	1.35	%(f)	1.39	%(f)	1.17	%(b)	.97	%(b)(c)	1.05	%(b)
Portfolio turnover rate	22%		25%		29%		25%		38%		29%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 15.84		$ 16.42		$ 13.66		$ 12.45		$ 10.39		$ 8.47

Income From Investment Operations
Net investment income(a)	.12		.08		.10		.05	(b)	.03	(b)(c)	.03	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.09)		.90		3.25		1.66		2.07		1.90

Net increase (decrease) in net asset value from operations	(.97)		.98		3.35		1.71		2.10		1.93

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.18)		(.07)		(.09)		(.04)		(.01)
Distributions from net realized gain on investment transactions	(1.27)		(1.38)		(.52)		(.41)		– 0	–	– 0	–

Total dividends and distributions	(1.36)		(1.56)		(.59)		(.50)		(.04)		(.01)

Net asset value, end of period	$ 13.51		$ 15.84		$ 16.42		$ 13.66		$ 12.45		$ 10.39

Total Return
Total investment return based on net asset value(d)	(6.48)%		6.28%		25.42%		14.24%		20.22%		22.82%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$17,930		$24,966		$27,368		$16,180		$9,007		$5,585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.12	%(e)	2.03	%(f)	2.05	%(f)	2.19%		2.15%		2.20%
Expenses, before waivers/reimbursements	2.12	%(e)	2.03	%(f)	2.05	%(f)	2.20%		2.39%		2.64%
Net investment income	1.83	%(e)	.51	%(f)	.67	%(f)	.38	%(b)	.23	%(b)(c)	.38	%(b)
Portfolio turnover rate	22%		25%		29%		25%		38%		29%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 15.87		$ 16.45		$ 13.67		$ 12.46		$ 10.40		$ 8.48

Income From Investment Operations
Net investment income(a)	.14		.09		.11		.05	(b)	.03	(b)(c)	.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)		.89		3.26		1.66		2.07		1.89

Net increase (decrease) in net asset value from operations	(.97)		.98		3.37		1.71		2.10		1.93

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.18)		(.07)		(.09)		(.04)		(.01)
Distributions from net realized gain on investment transactions	(1.27)		(1.38)		(.52)		(.41)		– 0	–	– 0	–

Total dividends and distributions	(1.36)		(1.56)		(.59)		(.50)		(.04)		(.01)

Net asset value, end of period	$ 13.54		$ 15.87		$ 16.45		$ 13.67		$ 12.46		$ 10.40

Total Return
Total investment return based on net asset value(d)	(6.46)%		6.27%		25.55%		14.22%		20.20%		22.79%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$21,708		$26,554		$19,439		$8,648		$5,218		$3,317
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.08	%(e)	2.00	%(f)	2.03	%(f)	2.16%		2.12%		2.20%
Expenses, before waivers/reimbursements	2.08	%(e)	2.00	%(f)	2.03	%(f)	2.18%		2.36%		2.60%
Net investment income	2.00	%(e)	.58	%(f)	.71	%(f)	.42	%(b)	.26	%(b)(c)	.39	%(b)
Portfolio turnover rate	22%		25%		29%		25%		38%		29%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 16.30		$ 16.81		$ 13.93		$ 12.66		$ 10.56		$ 8.60

Income From Investment Operations
Net investment income(a)	.22		.26		.26		.19	(b)	.14	(b)(c)	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)		.91		3.32		1.68		2.10		1.91

Net increase (decrease) in net asset value from operations	(.92)		1.17		3.58		1.87		2.24		2.04

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.30)		(.18)		(.19)		(.14)		(.08)
Distributions from net realized gain on investment transactions	(1.27)		(1.38)		(.52)		(.41)		– 0	–	– 0	–

Total dividends and distributions	(1.53)		(1.68)		(.70)		(.60)		(.14)		(.08)

Net asset value, end of period	$ 13.85		$ 16.30		$ 16.81		$ 13.93		$ 12.66		$ 10.56

Total Return
Total investment return based on net asset value(d)	(5.99)%		7.38%		26.80%		15.40%		21.47%		23.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$176,982		$195,043		$203,212		$156,874		$131,710		$100,367
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07	%(e)	.99	%(f)	1.03	%(f)	1.14%		1.11%		1.20%
Expenses, before waivers/reimbursements	1.07	%(e)	.99	%(f)	1.03	%(f)	1.16%		1.35%		1.59%
Net investment income	3.17	%(e)	1.57	%(f)	1.70	%(f)	1.44	%(b)	1.26	%(b) (c)	1.42	%(b)
Portfolio turnover rate	22%		25%		29%		25%		38%		29%

See	footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,				March 1, 2005(g) to November 30, 2005
			2007		2006

Net asset value, beginning of period	$ 16.04		$ 16.62		$ 13.86		$ 12.90

Income From Investment Operations
Net investment income(a)	.18		.17		.19		.01	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)		.89		3.26		.95

Net increase (decrease) in net asset value from operations	(.95)		1.06		3.45		.96

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.26)		(.17)		– 0	–
Distributions from net realized gain on investment transactions	(1.27)		(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.46)		(1.64)		(.69)		– 0	–

Net asset value, end of period	$ 13.63		$ 16.04		$ 16.62		$ 13.86

Total Return
Total investment return based on net asset value(d)	(6.29)%		6.71%		26.01%		7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,905		$7,533		$3,596		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68	%(e)	1.59	%(f)	1.60	%(f)	1.70	%(e)
Expenses, before waivers/reimbursements	1.68	%(e)	1.59	%(f)	1.60	%(f)	1.96	%(e)
Net investment income	2.61	%(e)	1.02	%(f)	1.22	%(f)	.06	%(b)(e)
Portfolio turnover rate	22%		25%		29%		25%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,				March 1, 2005(g) to November 30, 2005
			2007		2006

Net asset value, beginning of period	$ 16.14		$ 16.72		$ 13.88		$ 12.90

Income From Investment Operations
Net investment income(a)	.21		.21		.18		.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.16)		.89		3.32		.84

Net increase (decrease) in net asset value from operations	(.95)		1.10		3.50		.98

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.30)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	(1.27)		(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.48)		(1.68)		(.66)		– 0	–

Net asset value, end of period	$ 13.71		$ 16.14		$ 16.72		$ 13.88

Total Return
Total investment return based on net asset value(d)	(6.22)%		6.95%		26.29%		7.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,368		$1,129		$592		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42	%(e)	1.35	%(f)	1.41	%(f)	1.45	%(e)
Expenses, before waivers/reimbursements	1.42	%(e)	1.35	%(f)	1.41	%(f)	1.55	%(e)
Net investment income	3.06	%(e)	1.30	%(f)	1.40	%(f)	1.34	%(b)(e)
Portfolio turnover rate	22%		25%		29%		25%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,				March 1, 2005(g) to November 30, 2005
			2007		2006

Net asset value, beginning of period	$ 16.25		$ 16.76		$ 13.90		$ 12.90

Income From Investment Operations
Net investment income(a)	.23		.27		.26		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)		.91		3.30		.96

Net increase (decrease) in net asset value from operations	(.91)		1.18		3.56		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.31)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	(1.27)		(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.54)		(1.69)		(.70)		– 0	–

Net asset value, end of period	$ 13.80		$ 16.25		$ 16.76		$ 13.90

Total Return
Total investment return based on net asset value(d)	(5.94)%		7.42%		26.79%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,551		$56,417		$39,566		$26,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%(e)	.95	%(f)	1.01	%(f)	1.20	%(e)
Expenses, before waivers/reimbursements	.99	%(e)	.95	%(f)	1.01	%(f)	1.44	%(e)
Net investment income	3.40	%(e)	1.67	%(f)	1.72	%(f)	.41	%(b)(e)
Portfolio turnover rate	22%		25%		29%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1) Garry L. Moody(1)
David H. Dievler(1)(2)	Marshall C. Turner, Jr.(1)
John H. Dobkin(1)	Earl D. Weiner(1)
Michael J. Downey(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(3), Senior Vice President Kevin F. Simms(3), Senior Vice President	Henry S. D’Auria(3), Vice President Eric J. Franco(3), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was 4th out of 5 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-year period, 2nd out of 4 of the Performance Group and 4th quintile of the Performance Universe for the 3-year period and 3rd out of 3 of the Performance Group and 5th quintile of the Performance Universe for the 5-year period, and that the Fund outperformed the Index in all periods reviewed except in the 1-year period, when it underperformed the Index. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than a registered investment company with a similar investment style as the Fund that is sub-advised by the Adviser.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 2 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The trustees also noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was the same as the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$353.7	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $91,500 (0.02% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during the most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4]		Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.20 1.50 2.20 2.20 1.70 1.45 1.20	% % % % % % %	0.99 1.30 2.03 2.00 1.59 1.35 0.95	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$353.7	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.457%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee[6]
Global Value Fund	Alliance Global Diversified Value (ex-Japan)[7] Alliance Global Value Stock (ex-Japan)[7]	0.10%[8] 0.30%[9]

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

8	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

9	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[10]	0.250%[11]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

10	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee. The performance fee of the fund took effect on March 31, 2007.

11	The calculation excludes the performance fee.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Global Value Fund	0.750	0.850	1/5

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund	1.302	1.302	3/5	1.302	5/9

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $17,450, $1,015,414 and $35,435 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $145,284 in fees from the Fund.18

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $12,028 under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

percentile range of their comparable peers.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2008.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-6.38	-2.11	5.37	4/5	8/9
3 year	11.39	11.07	15.13	2/4	6/8
5 year	17.04	20.65	20.83	3/3	6/6

21	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Fund’s PG and PU are identical to the Fund’s EG and EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	-6.38	11.39	17.04	9.03	11.98	1.16	5
MSCI EAFE Index (Net)	-0.47	10.64	15.83	6.64	9.77	1.22	5

Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0508

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 11, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Bernstein research unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended May 31, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended May 31, 2008. For the six-month period ended May 31, 2008, the Fund’s underperformance was primarily due to negative security selection in financials and capital equipment, and sector selection, with an overweight in financials and an underweight in consumer staples. Security selection in the technology and electronics and telecommunications sectors and overweights in industrial commodities and energy positively affected the Fund’s performance.

For the 12-month period ended May 31, 2008, the Fund’s underperformance was again due to negative security selection in financials and capital equipment, with an overweight in financials and underweight in consumer staples. Security selection in

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

the technology and electronics and energy sectors and an overweight in industrial commodities positively effected performance.

Market Review and Investment Strategy

International equity markets fell during the six- and 12-month periods ended May 31, 2008, as measured by the MSCI EAFE Index. After an extended period of unusual calm, volatility returned to global capital markets in the summer of 2007. Declining U.S. home prices and surging mortgage delinquencies quickly spread to securities backed by high-risk home loans and the broader credit market. This turmoil quickly cascaded into virtually every type of asset around the world as investors began to fear a systemic failure in the financial system.

Corporate losses from the credit crunch reached billions of dollars, fueling worries that the crisis would take a toll on the global economy. Central banks from many countries responded, taking dramatic actions to restore stability and encourage eco-

nomic growth. Those actions began to show results at the beginning of the second quarter of 2008, and investors appeared to regain a measure of confidence as global equity markets staged a modest recovery.

But some significant doubts remain, in part because nearly a year later, the financial sector continues to suffer heavy credit-related losses. Consumers are also feeling the squeeze of record-high oil and food prices—and if higher prices spread to other products, this may limit the ability of central banks to respond to further setbacks.

The Fund’s Global Value Investment Policy Group (the “Group”) strives to keep portfolio risk in line with the value opportunities it identifies. Recent market volatility has inflicted stress on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by AllianceBernstein’s extensive research effort, the Group continues to monitor the market for value opportunities in which a stock’s low valuation exaggerates the company’s difficulties.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	-5.74%	-6.97%

Class B	-6.10%	-7.69%

Class C	-6.09%	-7.65%

Advisor Class*	-5.60%	-6.70%

Class R*	-5.89%	-7.28%

Class K*	-5.77%	-7.01%

Class I*	-5.62%	-6.69%

MSCI EAFE Index (net)	-5.21%	-2.53%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2008
	NAV Returns	SEC Returns
Class A Shares
1 Year	-6.97%	-10.94%
5 Years	20.48%	19.43%
Since Inception*	15.15%	14.46%

Class B Shares
1 Year	-7.69%	-11.18%
5 Years	19.59%	19.59%
Since Inception*	14.38%	14.38%

Class C Shares
1 Year	-7.65%	-8.52%
5 Years	19.62%	19.62%
Since Inception*	14.38%	14.38%

Advisor Class Shares†
1 Year	-6.70%	-6.70%
5 Years	20.83%	20.83%
Since Inception*	15.55%	15.55%

Class R Shares†
1 Year	-7.28%	-7.28%
Since Inception*	18.03%	18.03%

Class K Shares†
1 Year	-7.01%	-7.01%
Since Inception*	13.82%	13.82%

Class I Shares†
1 Year	-6.69%	-6.69%
Since Inception*	14.16%	14.16%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.84%, 1.82%, 0.82%, 1.41%, 1.10% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)
SEC Returns
Class A Shares
1 Year	-21.31%
5 Years	16.04%
Since Inception*	12.48%

Class B Shares
1 Year	-21.50%
5 Years	16.22%
Since Inception*	12.39%

Class C Shares
1 Year	-19.18%
5 Years	16.23%
Since Inception*	12.40%

Advisor Class Shares†
1 Year	-17.58%
5 Years	17.40%
Since Inception*	13.54%

Class R Shares†
1 Year	-18.03%
Since Inception*	14.81%

Class K Shares†
1 Year	-17.80%
Since Inception*	9.61%

Class I Shares†
1 Year	-17.52%
Since Inception*	9.93%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2007		Ending Account Value May 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$942.56	$1,019.45	$5.39	$5.60
Class B	$1,000	$1,000	$939.04	$1,015.80	$8.92	$9.27
Class C	$1,000	$1,000	$939.08	$1,015.90	$8.82	$9.17
Advisor Class	$1,000	$1,000	$943.96	$1,020.95	$3.94	$4.09
Class R	$1,000	$1,000	$941.13	$1,018.00	$6.79	$7.06
Class K	$1,000	$1,000	$942.27	$1,019.25	$5.58	$5.81
Class I	$1,000	$1,000	$943.81	$1,021.25	$3.64	$3.79
*	Expenses are equal to the classes’ annualized expense ratios of 1.11%, 1.84%, 1.82%, 0.81%, 1.40%, 1.15% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $12,731.0

*	All data are as of May 31, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Brazil, Canada, Finland, Israel and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS

May 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC-Class A	$542,642,274	4.3%
BASF SE	486,903,088	3.8
Total SA	431,084,796	3.4
JFE Holdings, Inc.	370,072,906	2.9
ING Groep NV	347,268,372	2.7
Deutsche Bank AG	339,736,785	2.7
HBOS PLC	333,524,034	2.6
Nissan Motor Co. Ltd.	331,875,063	2.6
StatoilHydro ASA	322,935,354	2.5
Allianz SE	304,366,634	2.4
	$3,810,409,306	29.9%

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.5%
Financials – 30.8%
Capital Markets – 4.6%
Credit Suisse Group AG	4,715,800	$240,175,664
Deutsche Bank AG	3,197,200	339,736,785

		579,912,449

Commercial Banks – 13.9%
Bank Hapoalim BM	3,986,578	20,404,022
Barclays PLC	29,183,500	216,733,739
BNP Paribas SA	2,369,120	244,341,978
Credit Agricole SA	7,880,625	208,425,960
Hana Financial Group, Inc.	886,400	37,017,906
HBOS PLC	42,057,030	333,524,034
Kookmin Bank	1,131,500	70,475,993
Royal Bank of Scotland Group PLC (London Virt-X)	58,503,373	265,158,984
Societe Generale(a)	1,654,628	171,922,140
Societe Generale-New(a)	413,657	42,345,371
Sumitomo Mitsui Financial Group, Inc.	18,925	162,990,572

		1,773,340,699

Consumer Finance – 1.9%
ORIX Corp.	1,260,260	238,190,121

Diversified Financial Services – 4.9%
Fortis (Euronext Amsterdam)	2,154,500	52,609,996
Fortis (Euronext Brussels)	9,109,466	222,839,145
ING Groep NV	9,094,402	347,268,372

		622,717,513

Insurance – 5.5%
Allianz SE	1,606,245	304,366,634
Aviva PLC	10,336,126	129,170,893
Fondiaria-Sai SpA (ordinary shares)	2,074,976	78,667,847
Fondiaria-Sai SpA (saving shares)	184,200	4,578,974
Muenchener Rueckversicherungs AG	1,006,700	188,606,464

		705,390,812

		3,919,551,594

Materials – 16.8%
Chemicals – 7.1%
BASF SE	3,254,100	486,903,088
Koninklijke Dsm NV(a)	2,341,600	143,438,740
Mitsubishi Chemical Holdings Corp.	21,155,000	150,109,779
Mitsui Chemicals, Inc.	7,024,000	40,342,344
Solvay SA-Class A	618,972	88,654,379

		909,448,330

Metals & Mining – 8.8%
Antofagasta PLC	6,406,758	87,592,437
ArcelorMittal (Euronext Amsterdam)	1,236,900	122,765,525
ArcelorMittal (Euronext Paris)	1,048,595	103,813,285

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Cia Vale do Rio Doce (Sponsored) (ADR)	4,778,900	$157,369,177
JFE Holdings, Inc.	6,546,900	370,072,906
Kazakhmys PLC	3,907,400	130,909,584
Xstrata PLC	1,877,170	148,538,228

		1,121,061,142

Paper & Forest Products – 0.9%
Stora Enso Oyj-Class R	6,931,100	84,316,797
Svenska Cellulosa AB-Class B	1,545,300	24,813,099

		109,129,896

		2,139,639,368

Energy – 16.2%
Oil, Gas & Consumable Fuels – 16.2%
China Petroleum & Chemical Corp. -Class H	151,611,500	153,139,174
ENI SpA	6,890,400	281,132,698
LUKOIL (ADR)	1,547,950	171,435,462
Petro-Canada	2,759,000	159,192,301
Royal Dutch Shell PLC-Class A	12,709,578	542,642,274
StatoilHydro ASA	8,276,150	322,935,354
Total SA	4,946,200	431,084,796

		2,061,562,059

Consumer Discretionary – 9.0%
Auto Components – 2.2%
Compagnie Generale des Etablissements Michelin-Class B	1,518,200	135,930,049
Hyundai Mobis	1,642,250	146,362,176

		282,292,225

Automobiles – 4.7%
Nissan Motor Co. Ltd.	37,358,700	331,875,063
Renault SA	2,579,000	264,789,426

		596,664,489

Household Durables – 1.1%
Sharp Corp.	7,709,000	134,609,349
Taylor Wimpey PLC	1,552,544	2,619,249

		137,228,598

Media – 1.0%
Lagardere SCA	1,785,300	128,965,779

		1,145,151,091

Information Technology – 7.5%
Computers & Peripherals – 4.4%
Asustek Computer, Inc.	40,542,000	117,025,372
Compal Electronics, Inc. (GDR)(b)	6,905,938	37,913,600
Fujitsu Ltd.	30,341,000	245,749,750
Toshiba Corp.	17,502,000	154,297,791

		554,986,513

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.1%
Hynix Semiconductor, Inc.(a)	4,336,600	$130,575,079
Samsung Electronics Co., Ltd.	90,500	65,143,444
United Microelectronics Corp.	321,905,541	200,447,092

		396,165,615

		951,152,128

Telecommunication Services – 4.2%
Diversified Telecommunication Services – 2.2%
China Netcom Group Corp. Ltd.	41,571,500	144,095,782
Nippon Telegraph & Telephone Corp.	27,901	135,321,419

		279,417,201

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	77,815,865	249,875,802

		529,293,003

Industrials – 3.6%
Aerospace & Defense – 0.3%
BAE Systems PLC	3,890,680	34,966,988

Airlines – 1.0%
Air France-KLM	2,342,518	62,596,496
Deutsche Lufthansa AG	2,812,700	72,827,575

		135,424,071

Marine – 2.3%
Mitsui OSK Lines Ltd.	12,396,000	187,268,234
Nippon Yusen KK	10,173,000	103,524,763

		290,792,997

		461,184,056

Utilities – 3.3%
Electric Utilities – 3.3%
E.ON AG	1,041,400	221,292,898
The Tokyo Electric Power Co. Inc	8,316,500	202,699,031

		423,991,929

Health Care – 2.9%
Pharmaceuticals – 2.9%
GlaxoSmithKline PLC	8,546,800	189,282,650
Sanofi - Aventis SA	2,329,182	173,658,504

		362,941,154

Consumer Staples – 2.2%
Food & Staples Retailing – 1.3%
Koninklijke Ahold NV	11,500,080	171,972,174

Food Products – 0.9%
Associated British Foods PLC	6,517,300	111,260,168

		283,232,342

Total Common Stocks (cost $12,162,303,514)		12,277,698,724

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE - PREFERRED STOCKS – 0.5%
Information Technology – 0.5%
Semiconductors & Semiconductor Equipment – 0.5%
Samsung Electronics Co., Ltd. (cost $63,418,510)	127,600	$65,182,035

RIGHTS – 0.1%
Financials – 0.1%
Commercial Banks – 0.1%
Royal Bank of Scotland Group PLC(a) (cost $67,803,234)	30,887,739	17,131,948

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $164,383,048)	164,383,048	164,383,048

Total Investments – 98.4% (cost $12,457,908,306)		12,524,395,755
Other assets less liabilities – 1.6%		206,565,649

Net Assets – 100.0%		$12,730,961,404

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	2,113	June 2008	$110,691,393	$124,095,527	$13,404,134

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the market value of this security amounted to $37,913,600 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

FINANCIAL ACCOUNTING STANDARDS NO. 157

May 31, 2008 (unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$1,305,076,643		$13,404,134
Level 2	11,219,319,112		– 0	–
Level 3	– 0	–	– 0	–

Total	$12,524,395,755		$13,404,134

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities			Other Financial Instruments
Balance as of 11/30/2007	$	– 0	–	$	– 0	–
Accrued discounts /premiums		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–*
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Net purchases (sales)		– 0	–		– 0	–
Net transfers in and/or out of Level 3		– 0	–		– 0	–

Balance as of 5/31/08	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 5/31/08	$	– 0	–	$	– 0	–

*	The realized gain (loss) recognized during the period ended 5/31/08 for other financial instruments was $0.

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Accounting Standards No. 157

STATEMENT OF ASSETS & LIABILITIES

May 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $12,293,525,258)	$12,360,012,707
Affiliated issuers (cost $164,383,048)	164,383,048
Cash	423,724
Foreign cash, at value (cost $132,736,507)	133,823,886	(a)
Dividends receivable	53,875,979
Receivable for shares of beneficial interest sold	44,822,409
Receivable for investment securities sold and foreign currency transactions	26,701,675
Receivable for variation margin on futures contracts	667,704

Total assets	12,784,711,132

Liabilities
Payable for shares of beneficial interest redeemed	40,253,565
Advisory fee payable	7,158,962
Distribution fee payable	2,902,430
Transfer Agent fee payable	1,414,788
Payable for investment securities purchased	893,217
Administrative fee payable	23,043
Accrued expenses	1,103,723

Total liabilities	53,749,728

Net Assets	$12,730,961,404

Composition of Net Assets
Paid-in capital	$12,093,592,894
Undistributed net investment income	211,232,597
Accumulated net realized gain on investment and foreign currency transactions	346,244,231
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	79,891,682

	$12,730,961,404

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$5,466,509,783	255,121,398	$21.43	*

B	$263,692,600	12,556,727	$21.00

C	$1,187,100,063	56,500,514	$21.01

Advisor	$3,557,120,911	163,192,725	$21.80

R	$192,302,315	9,040,111	$21.27

K	$347,236,254	16,276,379	$21.33

I	$1,716,999,478	79,918,274	$21.48

(a)	An amount equivalent to U.S. $9,040,071 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2008.

*	The maximum offering price per share for Class A shares was $22.38 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $37,930,485)	$288,882,481
Affiliated issuers	2,628,933
Interest	733,557	$292,244,971

Expenses
Advisory fee (see Note B)	39,882,637
Distribution fee—Class A	8,190,029
Distribution fee—Class B	1,412,447
Distribution fee—Class C	6,084,294
Distribution fee—Class R	429,788
Distribution fee—Class K	422,646
Transfer agency—Class A	2,701,446
Transfer agency—Class B	195,193
Transfer agency—Class C	681,157
Transfer agency—Advisor Class	1,727,528
Transfer agency—Class R	181,272
Transfer agency—Class K	338,117
Transfer agency—Class I	336,278
Custodian	3,316,473
Printing	440,255
Registration fees	269,665
Administrative	52,421
Audit	31,832
Legal	27,577
Trustees’ fees	19,172
Miscellaneous	94,635

Total expenses	66,834,862
Less: expenses waived and reimbursed by the Adviser (see Note B)	(32,675)
Less: expense offset arrangement (see Note B)	(115,423)

Net expenses		66,686,764

Net investment income		225,558,207

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		413,370,868
Futures contracts		(39,763,368)
Foreign currency transactions		(1,068,639)
Net change in unrealized appreciation/depreciation of:
Investments		(1,385,471,133)
Futures contracts		14,192,912
Foreign currency denominated assets and liabilities		(4,152,787)

Net loss on investment and foreign currency transactions		(1,002,892,147)

Net Decrease in Net Assets from Operations		$(777,333,940)

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$225,558,207	$230,150,005
Net realized gain on investment and foreign currency transactions	372,538,861	578,566,089
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,375,431,008)	208,462,164

Net increase (decrease) in net assets from operations	(777,333,940)	1,017,178,258
Dividends and Distributions to Shareholders from
Net investment income
Class A	(87,084,220)	(58,359,707)
Class B	(2,737,561)	(3,899,389)
Class C	(11,375,185)	(10,136,569)
Advisor Class	(61,742,936)	(35,853,711)
Class R	(2,316,081)	(833,757)
Class K	(5,283,006)	(1,802,506)
Class I	(25,783,235)	(13,036,156)
Net realized gain on investment transactions
Class A	(261,502,905)	(167,227,267)
Class B	(14,595,673)	(15,503,112)
Class C	(60,648,287)	(40,300,754)
Advisor Class	(158,140,602)	(92,781,487)
Class R	(7,470,043)	(2,351,905)
Class K	(15,042,891)	(4,633,287)
Class I	(63,696,172)	(32,992,386)
Transactions in Shares of Beneficial Interest
Net increase	898,546,365	5,880,028,448

Total increase (decrease)	(656,206,372)	6,417,494,713
Net Assets
Beginning of period	13,387,167,776	6,969,673,063

End of period (including undistributed net investment income of $211,232,597 and $181,996,614, respectively)	$12,730,961,404	$13,387,167,776

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2008, such reimbursement amounted to $32,675.

Pursuant to the Advisory agreement, the Fund paid $52,421 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,392,474 for the six months ended May 31, 2008.

For the six months ended May 31, 2008, the Fund’s expenses were reduced by $115,423 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $55,752 from the sale of Class A shares and received $58,816, $185,363 and $222,713 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended May 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $1,593,866,800 and $1,636,156,890, respectively.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2008 amounted to $5,332,001, of which $0 and $0,

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,313,807, $6,074,448, $936,830 and $1,698,520 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,551,332,243		$2,278,729,315
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,476,737,371
Gross unrealized depreciation	(1,410,249,922)

Net unrealized appreciation	$66,487,449

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class A
Shares sold	45,317,141	153,523,993	$952,116,889	$3,605,300,818

Shares issued in reinvestment of dividends and distributions	14,445,288	9,481,594	316,785,168	210,491,326

Shares converted from Class B	759,207	1,637,072	15,824,296	38,816,194

Shares redeemed	(55,885,878)	(56,649,406)	(1,162,969,580)	(1,340,318,073)

Net increase	4,635,758	107,993,253	$121,756,773	$2,514,290,265

Class B
Shares sold	587,681	3,915,848	$12,363,783	$89,902,418

Shares issued in reinvestment of dividends and distributions	627,223	818,007	13,522,934	17,889,601

Shares converted to Class A	(773,326)	(1,664,243)	(15,824,296)	(38,816,194)

Shares redeemed	(1,922,316)	(2,379,109)	(39,014,137)	(55,111,923)

Net increase (decrease)	(1,480,738)	690,503	$(28,951,716)	$13,863,902

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class C
Shares sold	5,869,930	28,405,762	$122,696,670	$653,909,564

Shares issued in reinvestment of dividends and distributions	2,108,120	2,156,115	45,472,146	47,153,794

Shares redeemed	(9,533,644)	(6,761,691)	(194,173,291)	(157,360,424)

Net increase (decrease)	(1,555,594)	23,800,186	$(26,004,475)	$543,702,934

Advisor Class
Shares sold	39,062,545	94,582,488	$831,607,785	$2,257,417,704

Shares issued in reinvestment of dividends and distributions	8,069,913	5,258,456	179,797,646	118,419,395

Shares redeemed	(34,549,447)	(28,345,341)	(734,024,521)	(681,949,022)

Net increase	12,583,011	71,495,603	$277,380,910	$1,693,888,077

Class R
Shares sold	3,108,707	6,265,078	$64,725,112	$147,308,227

Shares issued in reinvestment of dividends and distributions	365,398	143,835	7,965,677	3,181,623

Shares redeemed	(1,311,956)	(1,453,795)	(27,163,434)	(34,455,920)

Net increase	2,162,149	4,955,118	$45,527,355	$116,033,930

Class K
Shares sold	3,974,038	12,960,040	$84,832,479	$308,074,276

Shares issued in reinvestment of dividends and distributions	930,813	290,949	20,328,949	6,435,792

Shares redeemed	(2,743,577)	(2,301,715)	(56,851,059)	(54,376,091)

Net increase	2,161,274	10,949,274	$48,310,369	$260,133,977

Class I
Shares sold	22,997,549	36,980,602	$486,802,863	$889,942,340

Shares issued in reinvestment of dividends and distributions	3,791,927	2,039,984	83,270,705	45,328,444

Shares redeemed	(5,170,141)	(8,334,427)	(109,546,419)	(197,155,421)

Net increase	21,619,335	30,686,159	$460,527,149	$738,115,363

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$186,589,422	$60,525,918
Long-term capital gains	293,122,571	120,373,828

Total taxable distributions	479,711,993	180,899,746

Total distributions paid	$479,711,993	$180,899,746

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$244,363,108
Undistributed long-term capital gains	530,964,760
Accumulated capital and other losses	(24,027,449	)(a)
Unrealized appreciation/(depreciation)	1,440,820,828	(b)

Total accumulated earnings/(deficit)	$2,192,121,247

(a)

On November 30, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $24,027,449 of which $24,027,449 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with Alliance International Fund, Inc. may apply. During the fiscal year, the Fund utilized a capital loss carryforwards of $3,427,458.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On May 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 24.18		$ 23.05	$ 18.10		$ 16.22		$ 12.82		$ 9.83

Income From Investment Operations
Net investment income(a)	.37		.50	.39	(b)	.26	(b)	.16	(b)(c)	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.73)		2.18	5.80		2.15		3.37		2.96

Net increase (decrease) in net asset value from operations	(1.36)		2.68	6.19		2.41		3.53		3.09

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.40)	(.23)		(.17)		(.13)		(.10)
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		(.36)		– 0	–	– 0	–

Total dividends and distributions	(1.39)		(1.55)	(1.24)		(.53)		(.13)		(.10)

Net asset value, end of period	$ 21.43		$ 24.18	$ 23.05		$ 18.10		$ 16.22		$ 12.82

Total Return
Total investment return based on net asset value(d)	(5.74)%		12.23%	36.20%		15.31%		27.77%		31.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,466,510		$6,056,019	$3,285,006		$1,262,495		$455,933		$180,443
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.11	%(e)	1.11%	1.19	%(f)	1.20%		1.20%		1.20%
Expenses, before waivers/ reimbursements	1.11	%(e)	1.11%	1.19	%(f)	1.37%		1.64%		1.93%
Net investment income	3.52	%(e)	2.11%	1.92	%(b)(f)	1.57	%(b)	1.12	%(b)(c)	1.22	%(b)
Portfolio turnover rate	19%		21%	23%		26%		22%		20%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 23.65		$ 22.63	$ 17.81		$ 15.99		$ 12.67		$ 9.75

Income From Investment Operations
Net investment income(a)	.27		.30	.25	(b)	.16	(b)	.07	(b)(c)	.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.68)		2.16	5.70		2.11		3.32		2.92

Net increase (decrease) in net asset value from operations	(1.41)		2.46	5.95		2.27		3.39		2.99

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.29)	(.12)		(.09)		(.07)		(.07)
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		(.36)		– 0	–	– 0	–

Total dividends and distributions	(1.24)		(1.44)	(1.13)		(.45)		(.07)		(.07)

Net asset value, end of period	$ 21.00		$ 23.65	$ 22.63		$ 17.81		$ 15.99		$ 12.67

Total Return
Total investment return based on net asset value(d)	(6.10)%		11.38%	35.22%		14.52%		26.83%		30.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$263,693		$331,999	$302,072		$192,192		$136,980		$84,809
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.84	%(e)	1.84%	1.90	%(f)	1.90%		1.90%		1.90%
Expenses, before waivers/ reimbursements	1.84	%(e)	1.84%	1.90	%(f)	2.09%		2.39%		2.71%
Net investment income	2.61	%(e)	1.30%	1.22	%(b)(f)	.98	%(b)	.47	%(b)(c)	.61	%(b)
Portfolio turnover rate	19%		21%	23%		26%		22%		20%

See footnote summary on page 36.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 23.66		$ 22.63	$ 17.81		$ 15.99		$ 12.67		$ 9.75

Income From Investment Operations
Net investment income(a)	.29		.33	.25	(b)	.16	(b)	.06	(b)(c)	.06	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.70)		2.14	5.70		2.11		3.33		2.93

Net increase (decrease) in net asset value from operations	(1.41)		2.47	5.95		2.27		3.39		2.99

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.29)	(.12)		(.09)		(.07)		(.07)
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		(.36)		– 0	–	– 0	–

Total dividends and distributions	(1.24)		(1.44)	(1.13)		(.45)		(.07)		(.07)

Net asset value, end of period	$ 21.01		$ 23.66	$ 22.63		$ 17.81		$ 15.99		$ 12.67

Total Return
Total investment return based on net asset value(d)	(6.09)%		11.43%	35.22%		14.52%		26.83%		30.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,187,100		$1,373,558	$775,322		$315,390		$143,067		$59,753
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.82	%(e)	1.82%	1.89	%(f)	1.90%		1.90%		1.90%
Expenses, before waivers/ reimbursements	1.82	%(e)	1.82%	1.89	%(f)	2.07%		2.35%		2.65%
Net investment income	2.74	%(e)	1.40%	1.22	%(b)(f)	.95	%(b)	.46	%(b)(c)	.55	%(b)
Portfolio turnover rate	19%		21%	23%		26%		22%		20%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,
			2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 24.60		$ 23.41	$ 18.34		$ 16.41		$ 12.96		$ 9.92

Income From Investment Operations
Net investment income(a)	.42		.58	.46	(b)	.37	(b)	.21	(b)(c)	.18	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.77)		2.20	5.89		2.12		3.40		2.97

Net increase (decrease) in net asset value from operations	(1.35)		2.78	6.35		2.49		3.61		3.15

Less: Dividends and Distributions
Dividends from net investment income	(.40)		(.44)	(.27)		(.20)		(.16)		(.11)
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		(.36)		– 0	–	– 0	–

Total dividends and distributions	(1.45)		(1.59)	(1.28)		(.56)		(.16)		(.11)

Net asset value, end of period	$ 21.80		$ 24.60	$ 23.41		$ 18.34		$ 16.41		$ 12.96

Total Return
Total investment return based on net asset value(d)	(5.60)%		12.52%	36.65%		15.66%		28.10%		32.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,557,121		$3,704,600	$1,851,774		$712,775		$1,082,517		$633,688
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.81	%(e)	.82%	.89	%(f)	.90%		.90%		.90%
Expenses, before waivers/ reimbursements	.81	%(e)	.82%	.89	%(f)	1.04%		1.34%		1.63%
Net investment income	3.90	%(e)	2.41%	2.21	%(b)(f)	2.21	%(b)	1.48	%(b)(c)	1.61	%(b)
Portfolio turnover rate	19%		21%	23%		26%		22%		20%

See footnote summary on page 36.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,						November 3, 2003(g) to November 30,
			2007	2006		2005	2004		2003

Net asset value, beginning of period	$ 24.02		$ 22.98	$ 18.09		$ 16.23	$ 12.82		$ 12.60

Income From Investment Operations
Net investment income(a)(b)	.37		.45	.30		.22	.02	(c)	.00	(h)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)		2.15	5.83		2.16	3.48		.22

Net increase (decrease) in net asset value from operations	(1.38)		2.60	6.13		2.38	3.50		.22

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.41)	(.23)		(.16)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		(.36)	– 0	–	– 0	–

Total dividends and distributions	(1.37)		(1.56)	(1.24)		(.52)	(.09)		– 0	–

Net asset value, end of period	$ 21.27		$ 24.02	$ 22.98		$ 18.09	$ 16.23		$ 12.82

Total Return
Total investment return based on net asset value(d)	(5.89)%		11.88%	35.87%		15.09%	27.46%		1.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192,302		$165,221	$44,196		$4,115	$960		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.40	%(e)	1.40%	1.40	%(f)	1.40%	1.40%		1.40	%(e)
Expenses, before waivers/ reimbursements	1.42	%(e)	1.41%	1.50	%(f)	1.66%	1.84%		2.31	%(e)
Net investment income(b)	3.57	%(e)	1.89%	1.47	%(f)	1.30%	.12	%(c)	.40	%(e)
Portfolio turnover rate	19%		21%	23%		26%	22%		20%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(g) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 24.10		$ 23.02	$ 18.11		$ 17.14

Income From Investment Operations
Net investment income(a)	.39	(b)	.53	.27	(b)	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)		2.15	5.93		.86

Net increase (decrease) in net asset value from operations	(1.36)		2.68	6.20		.97

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.45)	(.28)		– 0	–
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		– 0	–

Total dividends and distributions	(1.41)		(1.60)	(1.29)		– 0	–

Net asset value, end of period	$ 21.33		$ 24.10	$ 23.02		$ 18.11

Total Return
Total investment return based on net asset value(d)	(5.77)%		12.24%	36.30%		5.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$347,236		$340,196	$72,884		$106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(e)	1.10%	1.13	%(f)	1.15	%(e)
Expenses, before waivers/reimbursements	1.16	%(e)	1.10%	1.13	%(f)	1.42	%(e)
Net investment income	3.65	%(b)(e)	2.19%	1.40	%(b)(f)	1.07	%(b)(e)
Portfolio turnover rate	19%		21%	23%		26%

See footnote summary on page 36.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(g) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 24.28		$ 23.12	$ 18.14		$ 17.14

Income From Investment Operations
Net investment income(a)	.45		.58	.47	(b)	.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.78)		2.18	5.81		.91

Net increase (decrease) in net asset value from operations	(1.33)		2.76	6.28		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.42)		(.45)	(.29)		– 0	–
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		– 0	–

Total dividends and distributions	(1.47)		(1.60)	(1.30)		– 0	–

Net asset value, end of period	$ 21.48		$ 24.28	$ 23.12		$ 18.14

Total Return
Total investment return based on net asset value(d)	(5.62)%		12.60%	36.73%		5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,716,999		$1,415,575	$638,419		$180,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(e)	.75%	.82	%(f)	.90	%(e)
Expenses, before waivers/reimbursements	.75	%(e)	.75%	.82	%(f)	1.00	%(e)
Net investment income	4.26	%(e)	2.43%	2.27	%(b)(f)	.75	%(b)(e)
Portfolio turnover rate	19%		21%	23%		26%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Ratio includes expenses attributable to cost of proxy solicitation.

(g)	Commencement of distributions.

(h)	Amount is less than $.005.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(3), Senior Vice President

Kevin F. Simms(3), Senior Vice President

Henry S. D’Auria(3), Vice President

Eric J. Franco(3), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the International Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was 2nd out of 3 of the Performance Group and in the 4th quintile of the Performance Universe for the 1-year period and 1st out of 3 of the Performance Group and 2nd quintile of the Performance Universe for the 3- and 5-year periods, and that the Fund outperformed the Index in all periods reviewed except in the 1-year period, when it underperformed the Index. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with a similar investment style as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 63.8 basis points, plus the less than 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the third breakpoint level.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Fund increase further. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$11,939.4	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $93,728 (0.001% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund, except for Class R shares, was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund, except for Class R shares, was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.90% 1.20% 1.90% 1.90% 1.40% 1.15% 0.90%	0.82% 1.11% 1.84% 1.82% 1.41% 1.10% 0.75%	November 30

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$11,939.4	International Strategic Value 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25m	0.502%	0.642%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.642%	0.642%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[6]
International Value Fund	AllianceBernstein Kokusai Value Stock[7]	0.70%

	Bernstein Kokusai Strategic Value[7]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

5	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedule of the sub-advisory relationships been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.306%	0.642%

	Client # 2[8]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.429%	0.642%

	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter	0.331%	0.642%

	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.323%	0.642%

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter	0.452%	0.642%

	Client # 6	0.50%	0.500%	0.642%

	Client # 7	0.30%	0.300%	0.642%

	Client # 8	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[9]	0.168%[10]	0.642%

8	This is the fee schedule of a fund managed by an affiliate of the Adviser.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

10	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client # 9	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.253%	0.642%

	Client # 10	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.412%	0.642%

	Client # 11	0.40% on 1st $500 million 0.35% on next $1.5 billion 0.30% thereafter	0.310%	0.642%

	Client # 12	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.313%	0.642%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classi-

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

fication/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Value Fund[14]	0.638	0.742	2/13

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[18]	1.111	1.399	2/13	1.497	4/59

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Fund’s EG includes the Fund, two other International Large-Cap Value Fund (“ILCV”), six International Multi-Cap Growth Funds (“IMLG”) and four International Multi-Cap Value Funds (“IMLV”).

15	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

18	The Fund’s EU includes the Fund, EG and all other ILCV, IMLG and IMLV funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.19 During the Fund’s most recently completed fiscal year,

19	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ABI received from the Fund $14,913, $31,124,826 and $673,209 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $4,159,027 in fees from the Fund.20

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

20	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $226,149 under the offset agreement between the Fund and ABIS.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th—75th percentile range of their comparable peers.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

22	The Deli study was originally published in 2002 based on 1997 data.

23	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2008.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-3.90	-3.90	-1.44	2/3	6/8
3 year	14.82	12.88	13.14	1/3	2/6
5 year	22.21	19.66	19.60	1/3	2/6

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2008 Annualized Performance
					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
International Value Fund	-3.90	14.82	22.21	14.97	12.76	1.38	5
MSCI EAFE Index (Net)	0.22	13.82	20.28	9.33	11.39	1.39	5

Inception Date: March 29, 2001

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

25	The Fund’s PG and PU are not identical to the Fund’s respective EG and EU as the criteria for including or excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0508

SEMI-ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

May 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 21, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Fund may invest in securities issued by non-U.S. companies and may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended May 31, 2008. For additional comparison, returns for the Russell 2500 Index are shown for the same time periods.

The Fund’s Class A shares without sales charges outperformed the benchmark over both periods, although for the 12-month period, the Fund and the benchmark both posted negative absolute returns. The Fund’s outperformance during both periods was driven by both sector selection and stock selection, with the latter being evident across most sectors.

During the six-month period under review, the Fund benefited from strong security selection in its transportation holdings, which were buoyed by investor expectations of an improved supply/demand balance and higher future profitability. Stock selection was also strong in the Fund’s industrial resource holdings, which were helped by the broad increase seen in most commodity prices over the period. Overweighted positions in industrial resources and underweighted positions in financials were also significant contributors to

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

performance. Significant detractors included poor stock selection within financials, driven by weakness in the Fund’s holdings of regional banks. An underweighted position in energy also hurt performance, as rising oil prices drove strong returns in the sector.

During the 12-month period ended May 31, 2008, many of the same themes emerged. Strong stock selection and an overweighted position in industrial resources was the largest contributor, again driven by escalating commodity prices. The Fund’s holdings in capital equipment also benefited from both strong stock selection and an overweighted position, as investors looked to these stocks and their global revenue base as more secure in a time of increasing doubts over the U.S. economy. An underweight position in financials, which performed poorly in the face of an escalating credit crisis, and strong stock selection within consumer staples, helped by strong earnings performance and the acquisition of one of the Fund’s holdings, were also positive contributors. As with the six-month period under review, the Fund’s underweight position in energy was a significant detractor, as was poor stock selection in the Fund’s technology holdings.

Market Review and Investment Strategy

The past year ended May 31, 2008, has seen a dramatic shift in investor sentiment. The financial and economic shock created by falling U.S. house prices and the global credit crisis this spawned has been exacerbated by the spike in oil prices. Equity returns have been sharply negative as investors’ risk appetite has diminished rapidly. Further, within the equity markets, investors have migrated to sectors where they perceive the least risk to profits; energy stocks, the primary beneficiaries of higher oil prices, easily led sector returns over the past 12 months. Industrial resources and capital equipment—sectors more exposed to commodity inflation and global economic growth—were the only other sectors with positive returns over the same period.

This shift has begun to create provocative value opportunities in the small- and mid-cap markets. Consumer cyclicals have seen a sharp correction as concerns over the U.S. consumer caused investors to indiscriminately sell anything with perceived consumer exposure. Likewise, other sectors with perceived earnings risk from higher oil prices, such as chemicals, also saw a wholesale sell-off. The Fund’s Small/Mid Cap Value Investment Policy Group’s (the “Group’s”) research indicates that, as is typically the case, investors overreacted and opportunities have emerged to buy good companies at attractive multiples of longer term earnings. Two groups have stood out recently: consumer cyclical companies with strong balance sheets and compelling business models, and chemical companies whose actual exposure to profit erosion from weak demand and high crude is less than the market perceives.

The Group is sensitive to the fact that the causes of this investor anxiety,

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

high oil prices and a weak consumer, may continue for some time, but believes that the balance-sheet and business-model strength of these companies will allow them to navigate the current environment and, in many cases, emerge stronger as weaker competitors fall by the wayside. In short, while the Group is aware that the risk for these opportunities is higher than average, it believes that the return potential is compelling and has begun to add such opportunities to the Fund’s portfolio where the Group believes the risk is justified by the returns.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid- capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because small- and mid-cap companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund
Class A	2.46%	-8.79%

Class B	2.36%	-9.01%

Class C	2.11%	-9.43%

Advisor Class*	2.64%	-8.53%

Class R*	2.33%	-9.03%

Class K*	2.51%	-8.77%

Class I*	2.64%	-8.55%

Russell 2500 Value Index	-0.23%	-14.01%

Russell 2500 Index	-0.57%	-8.34%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-8.79%	-12.69%
5 Years	14.24%	13.25%
Since Inception*	13.09%	12.41%

Class B Shares
1 Year	-9.01%	-12.35%
5 Years	13.57%	13.57%
Since Inception*	12.40%	12.40%

Class C Shares
1 Year	-9.43%	-10.26%
5 Years	13.44%	13.44%
Since Inception*	12.30%	12.30%

Advisor Class Shares†
1 Year	-8.53%	-8.53%
5 Years	14.58%	14.58%
Since Inception*	13.43%	13.43%

Class R Shares†
1 Year	-9.03%	-9.03%
Since Inception*	11.58%	11.58%

Class K Shares†
1 Year	-8.77%	-8.77%
Since Inception*	7.87%	7.87%

Class I Shares†
1 Year	-8.55%	-8.55%
Since Inception*	8.11%	8.11%

The Fund’s current prospectus fee table shows the Fund’s total annual operating ratios as 1.27%, 2.01%, 1.98%, 0.97%, 1.51%, 1.23% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, of average net assets per year. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)
SEC Returns
Class A Shares
1 Year	-20.32%
5 Years	10.76%
Since Inception*	10.57%

Class B Shares
1 Year	-19.96%
5 Years	11.12%
Since Inception*	10.56%

Class C Shares
1 Year	-18.12%
5 Years	10.95%
Since Inception*	10.45%

Advisor Class Shares†
1 Year	-16.54%
5 Years	12.07%
Since Inception*	11.56%

Class R Shares†
1 Year	-16.90%
Since Inception*	8.77%

Class K Shares†
1 Year	-16.70%
Since Inception*	4.16%

Class I Shares†
1 Year	-16.56%
Since Inception*	4.38%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2007		Ending Account Value May 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,024.64	$1,019.25	$5.82	$5.81
Class B	$1,000	$1,000	$1,023.63	$1,018.25	$6.83	$6.81
Class C	$1,000	$1,000	$1,021.09	$1,015.75	$9.35	$9.32
Advisor Class	$1,000	$1,000	$1,026.42	$1,020.75	$4.31	$4.29
Class R	$1,000	$1,000	$1,023.31	$1,018.25	$6.83	$6.81
Class K	$1,000	$1,000	$1,025.09	$1,019.50	$5.57	$5.55
Class I	$1,000	$1,000	$1,026.40	$1,020.75	$4.31	$4.29
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%, 1.35%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,255.9

TEN LARGEST HOLDINGS**

May 31, 2008 (unaudited)

Company	U.S.$ Value	Percent of Net Assets
Arch Capital Group Ltd.	$23,528,384	1.9%
Ruddick Corp.	22,920,403	1.8
Rockwood Holdings, Inc.	22,696,632	1.8
Hess Corp.	22,597,040	1.8
GATX Corp.	22,235,112	1.8
Molson Coors Brewing Co.—Class B	22,156,000	1.7
PerkinElmer, Inc.	21,393,820	1.7
Ryder System, Inc.	21,074,410	1.7
Oil States International, Inc.	20,125,690	1.6
Reliant Energy, Inc.	19,796,220	1.6
	$218,523,711	17.4%

*	All data are as of May 31, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.3%
Industrials – 24.0%
Aerospace & Defense – 0.8%
Goodrich Corp.	159,300	$10,324,233

Airlines – 1.3%
Alaska Air Group, Inc.(a)	368,900	7,204,617
Continental Airlines, Inc.-Class B(a)	324,900	4,681,809
Skywest, Inc.	279,200	4,316,432

		16,202,858

Building Products – 0.4%
Quanex Building Products Corp.	310,700	5,468,320

Commercial Services & Supplies – 3.6%
Allied Waste Industries, Inc.(a)	494,100	6,655,527
IKON Office Solutions, Inc.	1,245,000	15,052,050
Kelly Services, Inc.-Class A	573,200	12,037,200
United Stationers, Inc.(a)	285,000	12,066,900

		45,811,677

Electrical Equipment – 3.7%
Acuity Brands, Inc.	191,200	10,181,400
Cooper Industries Ltd.-Class A	245,000	11,424,350
EnerSys(a)	249,400	7,783,774
Regal-Beloit Corp.	363,400	16,898,100

		46,287,624

Machinery – 6.9%
AGCO Corp.(a)	210,900	12,744,687
Briggs & Stratton Corp.	490,775	7,238,931
Kennametal, Inc.	453,700	17,535,505
Mueller Industries, Inc.	460,300	16,474,137
SPX Corp.	131,400	17,460,432
Terex Corp.(a)	207,000	14,769,450

		86,223,142

Road & Rail – 5.5%
Arkansas Best Corp.	365,000	13,563,400
Avis Budget Group, Inc.(a)	875,000	12,180,000
Con-way, Inc.	200,000	9,762,000
Ryder System, Inc.	287,000	21,074,410
Werner Enterprises, Inc.	652,000	12,348,880

		68,928,690

Trading Companies & Distributors – 1.8%
GATX Corp.	450,925	22,235,112

		301,481,656

Financials – 20.2%
Commercial Banks – 5.3%
Central Pacific Financial Corp.	597,575	8,915,819
The South Financial Group, Inc.	936,300	5,159,013
Susquehanna Bancshares, Inc.	621,200	11,958,100

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

	Shares	U.S. $ Value

Trustmark Corp.	645,414	$12,882,463
UnionBanCal Corp.	137,800	6,898,268
Webster Financial Corp.	499,200	12,964,224
Whitney Holding Corp.	335,037	7,612,041

		66,389,928

Insurance – 8.6%
Arch Capital Group Ltd.(a)	334,400	23,528,384
Aspen Insurance Holdings, Ltd.	647,300	16,544,988
Fidelity National Financial, Inc.-Class A	645,000	11,029,500
Old Republic International Corp.	815,750	12,277,038
PartnerRe Ltd.	61,786	4,553,010
Platinum Underwriters Holdings, Ltd.	555,125	19,690,284
RenaissanceRe Holdings Ltd.	114,000	5,946,240
StanCorp Financial Group, Inc.	270,500	14,874,795

		108,444,239

Real Estate Investment Trusts (REITs) – 3.6%
Ashford Hospitality Trust, Inc.	610,000	3,745,400
Digital Realty Trust, Inc.	301,500	12,753,450
Mid-America Apartment Communities, Inc.	165,600	9,270,288
Strategic Hotels & Resorts, Inc.	258,400	3,553,000
Sunstone Hotel Investors, Inc.	114,200	2,198,350
Tanger Factory Outlet Centers	184,500	7,055,280
Taubman Centers, Inc.	119,900	6,444,625

		45,020,393

Thrifts & Mortgage Finance – 2.7%
Astoria Financial Corp.	494,350	11,795,191
First Niagara Financial Group, Inc.	424,400	6,013,748
Provident Financial Services, Inc.	1,037,700	16,323,021

		34,131,960

		253,986,520

Materials – 10.9%
Chemicals – 5.8%
Ashland, Inc.	321,600	17,260,272
Cytec Industries, Inc.	267,800	16,914,248
Lubrizol Corp.	40,800	2,288,880
Methanex Corp.(a)	324,800	9,305,520
Rockwood Holdings, Inc.(a)	618,100	22,696,632
Westlake Chemical Corp.	261,046	4,529,148

		72,994,700

Containers & Packaging – 2.4%
Aptargroup, Inc.	259,000	11,582,480
Silgan Holdings, Inc.	198,300	11,348,709
Sonoco Products Co.	193,800	6,709,356

		29,640,545

Metals & Mining – 2.7%
Cleveland-Cliffs, Inc.	14,670	1,565,289
Commercial Metals Co.	472,100	17,278,860

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

	Shares	U.S. $ Value

Reliance Steel & Aluminum Co.	122,300	$8,312,731
Steel Dynamics, Inc.	177,800	6,418,580

		33,575,460

		136,210,705

Consumer Staples – 8.5%
Beverages – 1.8%
Molson Coors Brewing Co.-Class B	382,000	22,156,000

Food & Staples Retailing – 3.2%
Ruddick Corp.	645,100	22,920,403
Supervalu, Inc.	473,290	16,598,280

		39,518,683

Food Products – 2.3%
Corn Products International, Inc.	104,600	4,917,246
Del Monte Foods Co.	1,264,600	11,014,666
Smithfield Foods, Inc.(a)	226,900	7,099,701
Tyson Foods, Inc.-Class A	336,200	6,334,008

		29,365,621

Tobacco – 1.2%
Universal Corp.	312,100	15,483,281

		106,523,585

Information Technology – 8.1%
Communications Equipment – 1.3%
CommScope, Inc.(a)	309,300	16,965,105

Computers & Peripherals – 0.6%
Lexmark International, Inc.-Class A(a)	193,600	7,136,096

Electronic Equipment & Instruments – 4.1%
Arrow Electronics, Inc.(a)	368,125	11,286,712
Checkpoint Systems, Inc.(a)	10,216	265,310
Flextronics International Ltd.(a)	191,272	2,048,523
Ingram Micro, Inc.-Class A(a)	388,800	7,048,944
Insight Enterprises, Inc.(a)	690,600	9,254,040
Sanmina-SCI Corp.(a)	1,304,630	1,956,945
Tech Data Corp.(a)	271,400	9,930,526
Vishay Intertechnology, Inc.(a)	970,000	9,777,600

		51,568,600

Semiconductors & Semiconductor Equipment – 2.1%
Amkor Technology, Inc.(a)	719,800	7,673,068
Spansion, Inc.-Class A(a)	693,000	2,182,950
Teradyne, Inc.(a)	410,000	5,633,400
Zoran Corp.(a)	715,800	10,472,154

		25,961,572

		101,631,373

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

	Shares	U.S. $ Value

Consumer Discretionary – 7.6%
Auto Components – 2.7%
ArvinMeritor, Inc.	942,000	$14,101,740
Autoliv, Inc.	112,000	6,123,040
TRW Automotive Holdings Corp.(a)	532,525	13,286,499

		33,511,279

Automobiles – 1.2%
Thor Industries, Inc.	582,400	15,701,504

Household Durables – 0.8%
Furniture Brands International, Inc.	502,500	7,065,150
KB Home	155,000	3,179,050

		10,244,200

Leisure, Equipment & Products – 0.8%
Brunswick Corp.	608,650	8,338,505
Callaway Golf Co.	114,200	1,450,340

		9,788,845

Multiline Retail – 0.3%
Dillard’s, Inc.-Class A	232,300	3,781,844

Specialty Retail – 1.3%
AutoNation, Inc.(a)	577,661	9,121,267
Men’s Wearhouse, Inc.	248,000	5,141,040
Office Depot, Inc.(a)	200,900	2,551,430

		16,813,737

Textiles Apparel & Luxury Goods – 0.5%
Jones Apparel Group, Inc.	365,100	6,140,982

		95,982,391

Utilities – 6.3%
Electric Utilities – 1.7%
Allegheny Energy, Inc.	122,500	6,706,875
Northeast Utilities	556,700	14,535,437

		21,242,312

Gas Utilities – 0.9%
Atmos Energy Corp.	405,146	11,096,949

Independent Power Producers & Energy Traders – 2.2%
Constellation Energy Group, Inc.	86,125	7,426,559
Reliant Energy, Inc.(a)	774,500	19,796,220

		27,222,779

Multi-Utilities – 1.5%
Puget Energy, Inc.	241,300	6,753,987
Wisconsin Energy Corp.	269,150	12,929,966

		19,683,953

		79,245,993

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

	Shares	U.S. $ Value

Health Care – 5.8%
Health Care Providers & Services – 4.1%
AMERIGROUP Corp.(a)	362,700	$10,014,147
Apria Healthcare Group, Inc.(a)	283,900	4,783,715
LifePoint Hospitals, Inc.(a)	317,517	10,157,369
Molina Healthcare, Inc.(a)	446,515	13,466,892
Omnicare, Inc.	235,100	5,755,248
Universal Health Services, Inc.-Class B	109,800	7,137,000

		51,314,371

Life Sciences Tools & Services – 1.7%
PerkinElmer, Inc.	756,500	21,393,820

		72,708,191

Energy – 4.9%
Energy Equipment & Services – 3.1%
Exterran Holdings, Inc.(a)	52,900	3,889,208
Helmerich & Payne, Inc.	130,000	8,144,500
Oil States International, Inc.(a)	344,500	20,125,690
Rowan Cos., Inc.	157,300	6,944,795

		39,104,193

Oil, Gas & Consumable Fuels – 1.8%
Hess Corp.	184,000	22,597,040

		61,701,233

Total Common Stocks (cost $1,155,925,329)		1,209,471,647

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio(b) (cost $48,884,891)	48,884,891	48,884,891

Total Investments – 100.2% (cost $1,204,810,220)		1,258,356,538
Other assets less liabilities – (0.2)%		(2,481,064)

Net Assets – 100.0%		$1,255,875,474

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

FINANCIAL ACCOUNTING STANDARDS NO. 157

May 31, 2008 (unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$1,258,356,538		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$1,258,356,538		$	– 0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities			Other Financial Instruments
Balance as of 11/30/2007	$	– 0	–	$	– 0	–
Accrued discounts /premiums		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–*
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Net purchases (sales)		– 0	–		– 0	–
Net transfers in and/or out of Level 3		– 0	–		– 0	–

Balance as of 5/31/08	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 5/31/08	$	– 0	–	$	– 0	–

*	The realized gain (loss) recognized during the period ended 5/31/08 for other financial instruments was $0.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Financial Accounting Standards No. 157

STATEMENT OF ASSETS & LIABILITIES

May 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,155,925,329)	$1,209,471,647
Affiliated issuers (cost $48,884,891)	48,884,891
Receivable for shares of beneficial interest sold	3,525,707
Receivable for investment securities sold	3,261,342
Dividends receivable	1,882,582

Total assets	1,267,026,169

Liabilities
Payable for shares of beneficial interest redeemed	5,526,091
Payable for investment securities purchased	4,178,427
Advisory fee payable	633,176
Distribution fee payable	356,507
Transfer Agent fee payable	155,558
Administrative fee payable	7,700
Accrued expenses	293,236

Total liabilities	11,150,695

Net Assets	$1,255,875,474

Composition of Net Assets
Paid-in capital	$1,124,023,174
Undistributed net investment income	2,727,273
Accumulated net realized gain on investment transactions	75,578,709
Net unrealized appreciation on investments	53,546,318

$1,255,875,474

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$551,635,061	34,975,341	$15.77	*

B	$146,242,715	9,593,220	$15.24

C	$185,344,067	12,252,263	$15.13

Advisor	$173,628,673	10,845,715	$16.01

R	$48,189,813	3,078,424	$15.65

K	$18,916,099	1,204,347	$15.71

I	$131,919,046	8,354,348	$15.79

*	The maximum offering price per share for Class A shares was $16.47 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $13,642)	$10,038,318
Affiliated issuers	250,698	$10,289,016

Expenses
Advisory fee (see Note B)	4,596,306
Distribution fee—Class A	798,630
Distribution fee—Class B	767,432
Distribution fee—Class C	924,983
Distribution fee—Class R	107,134
Distribution fee—Class K	22,491
Transfer agency—Class A	545,032
Transfer agency—Class B	158,580
Transfer agency—Class C	190,085
Transfer agency—Advisor Class	170,648
Transfer agency—Class R	38,294
Transfer agency—Class K	15,823
Transfer agency—Class I	60,395
Custodian	153,171
Registration fees	89,758
Printing	72,936
Administrative	40,000
Audit	26,931
Trustees’ fees	26,740
Legal	21,526
Miscellaneous	24,588

Total expenses	8,851,483
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(1,383,971)
Less: expense offset arrangement (see Note B)	(23,779)

Net expenses		7,443,733

Net investment income		2,845,283

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		76,096,249
Net change in unrealized appreciation/depreciation of investments		(54,163,975)

Net gain on investment transactions		21,932,274

Net Increase in Net Assets from Operations		$24,777,557

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,845,283	$5,930,593
Net realized gain on investment transactions	76,096,249	107,414,051
Net change in unrealized appreciation/depreciation of investments	(54,163,975)	(72,494,548)

Net increase in net assets from operations	24,777,557	40,850,096
Dividends and Distributions to Shareholders from
Net investment income
Class A	(942,120)	(3,551,631)
Advisor Class	(822,340)	(1,553,588)
Class R	(36,897)	(145,181)
Class K	(69,693)	(55,747)
Class I	(832,213)	(180,798)
Net realized gain on investment transactions
Class A	(45,825,246)	(50,771,807)
Class B	(14,438,717)	(21,966,218)
Class C	(16,985,109)	(20,262,026)
Advisor Class	(13,827,481)	(16,079,155)
Class R	(3,350,244)	(1,885,397)
Class K	(1,506,690)	(537,404)
Class I	(10,693,149)	(1,639,822)
Transactions in Shares of Beneficial Interest
Net increase	22,570,687	211,000,443

Total increase (decrease)	(61,981,655)	133,221,765
Net Assets
Beginning of period	1,317,857,129	1,184,635,364

End of period (including undistributed net investment income of $2,727,273 and $2,585,253, respectively)	$1,255,875,474	$1,317,857,129

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. On January 1, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2008, such reimbursement amounted to $849,913.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended May 31, 2008, the Adviser voluntarily agreed to waive a portion of its fees. Such waiver amounted to $15,800.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $491,693 for the six months ended May 31, 2008.

For the six months ended May 31, 2008, the Fund’s expenses were reduced by $23,779 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,783 from the sale of Class A shares and received $15,279, $48,170 and $16,433 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended May 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $191,842,813 and $150,965,777, respectively.

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2008 amounted to $298,394, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. As of May 1, 2008, with respect to class B shares, payments made to the Distributor are voluntarily being limited to .20% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2008, such waiver amounted to $518,258. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $2,144,661, $474,418 and $132,103 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$178,078,913		$300,324,333
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$212,338,212
Gross unrealized depreciation	(158,791,894)

Net unrealized appreciation	$53,546,318

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class A
Shares sold	5,215,072	14,071,892	$78,441,866	$245,770,263

Shares issued in reinvestment of dividends and distributions	2,692,859	3,123,004	41,766,247	50,998,655

Shares converted from Class B	598,040	1,367,896	8,952,030	23,874,636

Shares redeemed	(7,586,296)	(14,347,194)	(113,170,435)	(250,379,730)

Net increase	919,675	4,215,598	$15,989,708	$70,263,824

Class B
Shares sold	238,392	695,713	$3,512,125	$11,862,904

Shares issued in reinvestment of distributions	831,563	1,290,907	12,473,451	20,473,786

Shares converted to Class A	(618,634)	(1,410,895)	(8,952,030)	(23,874,636)

Shares redeemed	(1,622,790)	(2,916,392)	(23,335,023)	(49,345,344)

Net decrease	(1,171,469)	(2,340,667)	$(16,301,477)	$(40,883,290)

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class C
Shares sold	1,116,628	2,519,264	$16,206,790	$42,811,602

Shares issued in reinvestment of distributions	855,577	1,200,215	12,765,209	19,023,400

Shares redeemed	(2,367,725)	(3,134,766)	(33,958,291)	(52,704,994)

Net increase (decrease)	(395,520)	584,713	$(4,986,292)	$9,130,008

Advisor Class
Shares sold	1,622,449	3,111,102	$24,586,820	$55,312,125

Shares issued in reinvestment of dividends and distributions	798,517	1,014,421	12,552,686	16,778,528

Shares redeemed	(1,850,827)	(3,413,812)	(28,099,599)	(60,166,595)

Net increase	570,139	711,711	$9,039,907	$11,924,058

Class R
Shares sold	968,566	2,065,203	$14,367,180	$35,647,512

Shares issued in reinvestment of dividends and distributions	196,004	124,863	3,020,424	2,029,023

Shares redeemed	(510,212)	(852,937)	(7,530,172)	(14,790,736)

Net increase	654,358	1,337,129	$9,857,432	$22,885,799

Class K
Shares sold	247,921	1,106,621	$3,709,800	$19,874,014

Shares issued in reinvestment of dividends and distributions	102,123	36,389	1,576,780	593,145

Shares redeemed	(251,614)	(328,090)	(3,708,264)	(5,763,065)

Net increase	98,430	814,920	$1,578,316	$14,704,094

Class I
Shares sold	914,476	8,149,694	$13,884,321	$144,100,101

Shares issued in reinvestment of dividends and distributions	726,299	103,806	11,264,893	1,698,268

Shares redeemed	(1,208,583)	(1,300,110)	(17,756,121)	(22,822,419)

Net increase	432,192	6,953,390	$7,393,093	$122,975,950

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$14,541,065	$13,656,602
Long-term capital gains	104,087,709	101,070,379

Total taxable distributions	118,628,774	114,726,981

Total distributions paid	$118,628,774	$114,726,981

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,258,135
Undistributed long-term capital gains	81,643,203
Unrealized appreciation/(depreciation)	107,503,304	(a)

Total accumulated earnings/(deficit)	$216,404,642

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On May 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 16.77	$ 17.89	$ 17.63	$ 17.23	$ 14.62	$ 11.19

Income From Investment Operations
Net investment income(a)(b)	.04	.09	.08	.02	.01	(c)	.02
Net realized and unrealized gain on investment transactions	.35	.60	2.17	1.58	3.00	3.48

Net increase in net asset value from operations	.39	.69	2.25	1.60	3.01	3.50

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.12)	– 0	–	– 0	–	– 0	–	(.07)
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Total dividends and distributions	(1.39)	(1.81)	(1.99)	(1.20)	(.40)	(.07)

Net asset value, end of period	$ 15.77	$ 16.77	$ 17.89	$ 17.63	$ 17.23	$ 14.62

Total Return
Total investment return based on net asset value(d)	2.46%	4.10%	14.11%	9.82%	21.07%	31.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$551,635	$571,165	$533,763	$418,217	$308,303	$182,631
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.15	%(e)	1.15	%(f)	1.15	%(f)	1.15%	1.17%	1.40%
Expenses, before waivers/ reimbursements	1.32	%(e)	1.27	%(f)	1.31	%(f)	1.44%	1.58%	1.79%
Net investment income(b)	.53	%(e)	.54	%(f)	.47	%(f)	.14%	.06	%(c)	.16%
Portfolio turnover rate	15%	30%	54%	42%	31%	23%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 16.24	$ 17.30	$ 17.23	$ 16.97	$ 14.51	$ 11.12

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	(g)	.06	(g)	(.04	)(g)	(.09)	(.10	)(c)	(.06)
Net realized and unrealized gain on investment transactions	.34	.57	2.10	1.55	2.96	3.45

Net increase in net asset value from operations	.36	.63	2.06	1.46	2.86	3.39

Less: Distributions
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Net asset value, end of period	$ 15.24	$ 16.24	$ 17.30	$ 17.23	$ 16.97	$ 14.51

Total Return
Total investment return based on net asset value(d)	2.36%	3.86%	13.24%	9.10%	20.17%	30.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$146,243	$174,860	$226,764	$255,873	$257,615	$219,128
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.35	%(e)	1.40	%(f)	1.85	%(f)	1.85%	1.87%	2.10%
Expenses, before waivers/ reimbursements	2.02	%(e)	2.01	%(f)	2.03	%(f)	2.16%	2.32%	2.54%
Net investment income (loss)(b)	.32	%(e)(g)	.33	%(f)(g)	(.27	)%(f)(g)	(.56)%	(.63	)%(c)	(.52)%
Portfolio turnover rate	15%	30%	54%	42%	31%	23%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 16.17	$ 17.30	$ 17.22	$ 16.97	$ 14.50	$ 11.11

Income From Investment Operations
Net investment loss(a)(b)	(.01)	(.02)	(.04)	(.09)	(.10	)(c)	(.06)
Net realized and unrealized gain on investment transactions	.33	.58	2.11	1.54	2.97	3.45

Net increase in net asset value from operations	.32	.56	2.07	1.45	2.87	3.39

Less: Distributions
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Net asset value, end of period	$ 15.13	$ 16.17	$ 17.30	$ 17.22	$ 16.97	$ 14.50

Total Return
Total investment return based on net asset value(d)	2.11%	3.42%	13.31%	9.04%	20.26%	30.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$185,344	$204,487	$208,714	$192,237	$161,634	$109,922
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.85	%(e)	1.85	%(f)	1.85	%(f)	1.85%	1.87%	2.10%
Expenses, before waivers/ reimbursements	2.02	%(e)	1.98	%(f)	2.02	%(f)	2.15%	2.30%	2.50%
Net investment loss(b)	(.17	)%(e)	(.14	)%(f)	(.25	)%(f)	(.55)%	(.64	)%(c)	(.53)%
Portfolio turnover rate	15%	30%	54%	42%	31%	23%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.03	$ 18.13	$ 17.79	$ 17.33	$ 14.66	$ 11.23

Income From Investment Operations
Net investment income(a)(b)	.06	.15	.13	.07	.05	(c)	.06
Net realized and unrealized gain on investment transactions	.36	.60	2.20	1.59	3.02	3.47

Net increase in net asset value from operations	.42	.75	2.33	1.66	3.07	3.53

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.16)	– 0	–	– 0	–	– 0	–	(.10)
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Total dividends and distributions	(1.44)	(1.85)	(1.99)	(1.20)	(.40)	(.10)

Net asset value, end of period	$ 16.01	$ 17.03	$ 18.13	$ 17.79	$ 17.33	$ 14.66

Total Return
Total investment return based on net asset value(d)	2.64%	4.44%	14.47%	10.13%	21.43%	31.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$173,628	$175,011	$173,391	$132,379	$419,381	$275,757
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85	%(e)	.85	%(f)	.85	%(f)	.85%	.87%	1.10%
Expenses, before waivers/ reimbursements	1.03	%(e)	.97	%(f)	1.01	%(f)	1.09%	1.28%	1.49%
Net investment income(b)	.83	%(e)	.84	%(f)	.75	%(f)	.40%	.36	%(c)	.46%
Portfolio turnover rate	15%	30%	54%	42%	31%	23%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,	November 3, 2003(h) to November 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 16.66	$ 17.82	$ 17.60	$ 17.21	$ 14.62	$ 14.24

Income From Investment Operations
Net investment income (loss)(a)(b)	.03	.05	.06	(.01)	(.06	)(c)	.00	(i)
Net realized and unrealized gain on investment transactions	.34	.61	2.15	1.60	3.05	.38

Net increase in net asset value from operations	.37	.66	2.21	1.59	2.99	.38

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.13)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Total dividends and distributions	(1.38)	(1.82)	(1.99)	(1.20)	(.40)	– 0	–

Net asset value, end of period	$ 15.65	$ 16.66	$ 17.82	$ 17.60	$ 17.21	$ 14.62

Total Return
Total investment return based on net asset value(d)	2.33%	3.95%	13.88%	9.77%	20.93%	2.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,190	$40,382	$19,372	$2,463	$453	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.35	%(e)	1.35	%(f)	1.35	%(f)	1.35%	1.35%	1.60	%(e)
Expenses, before waivers/ reimbursements	1.51	%(e)	1.51	%(f)	1.55	%(f)	1.67%	1.85%	1.96	%(e)
Net investment income (loss)(b)	.35	%(e)	.26	%(f)	.33	%(f)	(.03)%	(.38	)%(c)	.21	%(e)
Portfolio turnover rate	15%	30%	54%	42%	31%	23%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,				March 1, 2005(h) to November 30, 2005
			2007		2006

Net asset value, beginning of period	$ 16.74		$ 17.91		$ 17.64		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.04		.08		.15		.03
Net realized and unrealized gain on investment transactions	.35		.62		2.11		.80

Net increase in net asset value from operations	.39		.70		2.26		.83

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.18)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)		(1.69)		(1.99)		– 0	–

Total dividends and distributions	(1.42)		(1.87)		(1.99)		– 0	–

Net asset value, end of period	$ 15.71		$ 16.74		$ 17.91		$ 17.64

Total Return
Total investment return based on net asset value(d)	2.51%		4.14%		14.16%		4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,916		$18,514		$5,211		$64
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.10	%(e)	1.10	%(f)	1.10	%(f)	1.10	%(e)
Expenses, before waivers/ reimbursements	1.25	%(e)	1.23	%(f)	1.28	%(f)	1.40	%(e)
Net investment income(b)	.59	%(e)	.48	%(f)	.92	%(f)	.31	%(e)
Portfolio turnover rate	15%		30%		54%		42%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,				March 1, 2005(h) to November 30, 2005
			2007		2006

Net asset value, beginning of period	$ 16.84		$ 17.98		$ 17.66		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.06		.12		.13		.07
Net realized and unrealized gain on investment transactions	.36		.62		2.18		.78

Net increase in net asset value from operations	.42		.74		2.31		.85

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.19)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)		(1.69)		(1.99)		– 0	–

Total dividends and distributions	(1.47)		(1.88)		(1.99)		– 0	–

Net asset value, end of period	$ 15.79		$ 16.84		$ 17.98		$ 17.66

Total Return
Total investment return based on net asset value(d)	2.64%		4.38%		14.46%		5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,919		$133,438		$17,420		$6,738
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85	%(e)	.84	%(f)	.85	%(f)	.85	%(e)
Expenses, before waivers/ reimbursements	.92	%(e)	.85	%(f)	.89	%(f)	1.08	%(e)
Net investment income(b)	.83	%(e)	.69	%(f)	.79	%(f)	.59	%(e)
Portfolio turnover rate	15%		30%		54%		42%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Commencement of distributions.

(i)	Amount is less than $.005.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(3), Senior Vice President

James W. MacGregor(3), Vice President

Andrew J. Weiner(3), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Small/Mid Cap Value Investment Policy Group. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the indices) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 4th quintile of the Performance Group and Performance Universe for the 3-year period and 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and that the Fund outperformed both indices in all periods reviewed except in the 5-year period, when it underperformed both indices. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with a similar investment style as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

median. The trustees noted that in the Fund’s latest fiscal year, the administrative expense reimbursement of less than 1 basis point had been waived by the Adviser. The trustees also noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,173.1	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $80,000 (0.006% of the Fund’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	0.97 1.27 2.01 1.98 1.51 1.23 0.85	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses may be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$ 1,173.1	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.567%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationship been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50%	0.500%	0.750%

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% thereafter	0.512%	0.750%

5	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client #3	0.80% on 1st $25 million 0.60% thereafter	0.604%	0.750%

	Client #4	0.613% on 1st $150 million 0.495% thereafter	0.510%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

(size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.758	5/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.152	1.222	3/14	1.279	9/52

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

8	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.11 During the Fund’s most recently completed fiscal year, ABI received from the Fund $508,092, $6,306,418 and $135,778 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account

11	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,028,397 in fees from the Fund.12

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $70,537 under the offset agreement between the Fund and ABIS.
13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

range of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2008.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-3.76	-2.99	-5.70	9/14	22/54
3 year	7.54	9.11	8.27	11/14	33/47
5 year	15.97	17.78	15.97	9/13	20/39

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	-3.76	7.54	15.97	12.58	12.10	1.01	5
Russell 2500 Value Index	-12.53	6.16	16.04	11.31	12.32	1.00	5
Russell 2500 Index	-7.32	7.34	16.15	9.82	N/A	N/A
Inception Date: March 29, 2001

16	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0152-0508

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 21, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein’s research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index. The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2008.

The Fund underperformed the benchmark for both the six- and 12-month periods ended May 31, 2008. For the six-month period ended May 31, 2008, the Fund’s underperformance was due primarily to negative security selection in the energy, consumer cyclicals and capital equipment sectors. Also detracting from performance during the six-month period were underweights in the transportation and utilities sectors. Positively affecting performance was security selection in the industrial commodities and technology/electronics sectors and an overweight in the industrial commodities sector.

For the 12-month period, the Fund’s underperformance was due primarily to negative security selection in the financial, energy and consumer cyclicals sectors. The Fund’s underweights in the utilities, transportation and energy sectors also detracted from performance during the 12-month period. Security selection in the technology/electronics sector and an underweight in construction & housing positively affected performance.

Market Review and Investment Strategy

U.S. equities declined over the six- and 12-month periods ended May 31, 2008, as measured by the Russell 1000 Value Index. After an extended period of unusual calm, volatility

ALLIANCEBERNSTEIN VALUE FUND •	1

returned to the market in the summer of 2007. Declining U.S. home prices and surging mortgage delinquencies quickly spread to securities backed by high-risk home loans and the broader credit market. This turmoil quickly cascaded into virtually every type of asset around the world as investors began to fear a systemic failure in the financial system.

Corporate losses from the credit crunch reached billions of dollars, fueling worries that the crisis would take a toll on the global economy. The U.S. Federal Reserve and other central banks responded, taking dramatic actions to restore stability and encourage economic growth. Those actions began to show results by the end of the first quarter of 2008, and investors appeared to regain a measure of confidence as equity markets staged a modest recovery.

But some significant doubts remain, in part because nearly a year later, the financial sector continues to suffer heavy credit-related losses. Consumers are also feeling the pain of record-high oil and food prices—and if higher prices spread to other products, it may limit the ability of central banks to respond to further setbacks.

The Fund’s U.S. Value Investment Policy Group (the “Group”) strives to keep portfolio risk in line with the value opportunities it identifies. Recent market volatility has inflicted a lot of stress on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by the Adviser’s extensive research effort, the Group continues to monitor the market for value opportunities in which a stock’s low valuation exaggerates the company’s difficulties.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Value Fund
Class A	-9.07%	-18.08%

Class B	-9.05%	-18.12%

Class C	-9.46%	-18.70%

Advisor Class†	-8.93%	-17.84%

Class R†	-9.17%	-18.33%

Class K†	-8.96%	-17.91%

Class I†	-8.86%	-17.78%

Russell 1000 Value Index	-5.35%	-12.28%

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with the Adviser and its affiliates of the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2008‡
	NAV Returns	SEC Returns

Class A Shares
1 Year	-18.08%	-21.57%
5 Years	8.55%	7.60%
Since Inception*	5.82%	5.19%

Class B Shares
1 Year	-18.12%	-21.11%
5 Years	8.14%	8.14%
Since Inception*	5.33%	5.33%

Class C Shares
1 Year	-18.70%	-19.45%
5 Years	7.76%	7.76%
Since Inception*	5.07%	5.07%

Advisor Class Shares†
1 Year	-17.84%	-17.84%
5 Years	8.86%	8.86%
Since Inception*	6.16%	6.16%

Class R Shares†
1 Year	-18.33%	-18.33%
Since Inception*	6.63%	6.63%

Class K Shares†
1 Year	-17.91%	-17.91%
Since Inception*	3.42%	3.42%

Class I Shares†
1 Year	-17.78%	-17.78%
Since Inception*	3.64%	3.64%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.02%, 1.75%, 1.73%, 0.72%, 1.32%, 1.01% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

‡

Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)‡
SEC Returns

Class A Shares
1 Year	-28.95%
5 Years	4.83%
Since Inception*	3.36%

Class B Shares
1 Year	-28.62%
5 Years	5.36%
Since Inception*	3.49%

Class C Shares
1 Year	-27.05%
5 Years	5.00%
Since Inception*	3.25%

Advisor Class Shares†
1 Year	-25.61%
5 Years	6.06%
Since Inception*	4.31%

Class R Shares†
1 Year	-26.04%
Since Inception*	3.73%

Class K Shares†
1 Year	-25.70%
Since Inception*	-0.42%

Class I Shares†
1 Year	-25.59%
Since Inception*	-0.19%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

‡

Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2007		Ending Account Value May 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$909.27	$1,019.65	$5.11	$5.40
Class B	$1,000	$1,000	$909.54	$1,019.45	$5.30	$5.60
Class C	$1,000	$1,000	$905.40	$1,016.10	$8.48	$8.97
Advisor Class	$1,000	$1,000	$910.69	$1,021.15	$3.68	$3.89
Class R	$1,000	$1,000	$908.30	$1,018.45	$6.25	$6.61
Class K	$1,000	$1,000	$910.37	$1,020.85	$3.96	$4.19
Class I	$1,000	$1,000	$911.37	$1,021.75	$3.11	$3.29

*	Expenses are equal to the classes’ annualized expense ratios of 1.07%, 1.11%, 1.78%, 0.77%, 1.31%, 0.83% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $999.4

TEN LARGEST HOLDINGS**

May 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$67,848,144	6.8%
Chevron Corp.	41,305,890	4.2
General Electric Co.	40,363,008	4.0
AT&T, Inc.	40,135,410	4.0
ConocoPhillips	31,356,080	3.1
JPMorgan Chase & Co.	30,353,700	3.0
Bank of America Corp.	28,735,049	2.9
Pfizer, Inc.	26,982,032	2.7
Verizon Communications, Inc	23,520,558	2.4
Procter & Gamble Co.	22,298,480	2.2
	$352,898,351	35.3%

*	All data are as of May 31, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 27.6%
Capital Markets – 2.4%
Deutsche Bank AG	48,700	$5,185,089
The Goldman Sachs Group, Inc.	13,900	2,452,099
Merrill Lynch & Co., Inc.	111,600	4,901,472
Morgan Stanley	271,800	12,021,714

		24,560,374

Commercial Banks – 4.0%
Comerica, Inc.	94,200	3,502,356
Fifth Third Bancorp	239,100	4,471,170
Keycorp	193,700	3,771,339
National City Corp.	292,200	1,706,448
SunTrust Banks, Inc.	76,600	3,999,286
U.S. Bancorp	122,700	4,072,413
Wachovia Corp.	426,200	10,143,560
Wells Fargo & Co.	319,400	8,805,858

		40,472,430

Consumer Finance – 0.3%
Discover Financial Services	163,300	2,800,595

Diversified Financial Services – 8.1%
Bank of America Corp.	844,900	28,735,049
Citigroup, Inc.	995,000	21,780,550
JP Morgan Chase & Co.	705,900	30,353,700

		80,869,299

Insurance – 10.8%
ACE Ltd.	140,200	8,421,814
Allstate Corp.	219,100	11,160,954
American International Group, Inc.	451,000	16,236,000
Chubb Corp.	159,500	8,574,720
Fidelity National Financial, Inc.-Class A	219,500	3,753,450
Genworth Financial, Inc.-Class A	289,600	6,400,160
Hartford Financial Services Group, Inc.	98,700	7,014,609
MetLife, Inc.	174,500	10,475,235
Old Republic International Corp.	273,000	4,108,650
PartnerRe Ltd.	16,000	1,179,040
RenaissanceRe Holdings Ltd.	74,800	3,901,568
Safeco Corp.	65,300	4,375,100
The Travelers Co., Inc.	245,800	12,243,298
Unum Group	308,300	7,423,864
XL Capital Ltd.-Class A	68,200	2,380,862

		107,649,324

Thrifts & Mortgage Finance – 2.0%
Federal Home Loan Mortgage Corp.	171,300	4,354,446
Federal National Mortgage Association	333,300	9,005,766
Washington Mutual, Inc.(a)	500,700	4,516,314
Washington Mutual, Inc.	213,300	1,923,966

		19,800,492

		276,152,514

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 19.2%
Oil, Gas & Consumable Fuels – 19.2%
Anadarko Petroleum Corp.	19,500	$1,461,915
BP PLC (Sponsored) (ADR)	90,300	6,547,653
Chevron Corp.	416,600	41,305,890
ConocoPhillips	336,800	31,356,080
Devon Energy Corp.	25,900	3,002,846
Exxon Mobil Corp.	764,400	67,848,144
Marathon Oil Corp.	239,300	12,297,627
Occidental Petroleum Corp.	68,900	6,333,977
Royal Dutch Shell PLC (ADR)	68,200	5,830,418
Sunoco, Inc.	54,600	2,428,062
Total SA (Sponsored) (ADR)	79,900	6,972,074
Valero Energy Corp.	124,200	6,314,328

		191,699,014

Consumer Staples – 9.4%
Beverages – 1.0%
The Coca-Cola Co.	38,000	2,175,880
Molson Coors Brewing Co.-Class B	56,100	3,253,800
Pepsi Bottling Group, Inc.	126,100	4,088,162

		9,517,842

Food & Staples Retailing – 2.6%
The Kroger Co.	275,400	7,612,056
Safeway, Inc.	228,300	7,275,921
Supervalu, Inc.	215,500	7,557,585
Wal-Mart Stores, Inc.	55,000	3,175,700

		25,621,262

Food Products – 1.8%
ConAgra Foods, Inc.	149,400	3,522,852
Del Monte Foods Co.	244,400	2,128,724
Kraft Foods, Inc.-Class A	78,300	2,543,184
Sara Lee Corp.	377,900	5,207,462
Tyson Foods, Inc.-Class A	268,900	5,066,076

		18,468,298

Household Products – 2.2%
Procter & Gamble Co.	337,600	22,298,480

Tobacco – 1.8%
Altria Group, Inc.	236,800	5,271,168
Philip Morris International, Inc.(a)	236,800	12,469,888

		17,741,056

		93,646,938

Consumer Discretionary – 8.4%
Auto Components – 0.9%
Autoliv, Inc.	93,000	5,084,310
Magna International, Inc.-Class A	49,300	3,529,880

		8,614,190

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 0.5%
General Motors Corp.	290,900	$4,974,390

Hotels, Restaurants & Leisure – 0.3%
McDonald’s Corp.	51,200	3,037,184

Household Durables – 1.0%
Black & Decker Corp.	56,200	3,636,140
Centex Corp.	112,300	2,114,609
KB Home	121,200	2,485,812
Newell Rubbermaid, Inc.	58,950	1,183,716
Pulte Homes, Inc.	8,281	101,277

		9,521,554

Leisure, Equipment & Products – 0.2%
Brunswick Corp.	167,200	2,290,640

Media – 2.7%
CBS Corp.-Class B	314,500	6,786,910
Gannett Co., Inc.	184,200	5,306,802
Time Warner, Inc.	577,600	9,172,288
Viacom, Inc.-Class B(a)	158,000	5,659,560

		26,925,560

Multiline Retail – 0.7%
Macy’s, Inc.	304,300	7,202,781

Specialty Retail – 1.4%
The Gap, Inc.	384,600	7,018,950
Home Depot, Inc.	120,700	3,302,352
Limited Brands, Inc.	188,900	3,660,882
Office Depot, Inc.(a)	22,112	280,822

		14,263,006

Textiles Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	264,100	4,442,162
VF Corp.	30,200	2,286,140

		6,728,302

		83,557,607

Telecommunication Services – 7.9%
Diversified Telecommunication Services – 6.4%
AT&T, Inc.	1,005,900	40,135,410
Verizon Communications, Inc.	611,400	23,520,558

		63,655,968

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.	881,800	8,253,648
Vodafone Group PLC (ADR)	228,900	7,345,401

		15,599,049

		79,255,017

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 7.4%
Aerospace & Defense – 0.8%
Northrop Grumman Corp.	109,641	$8,273,510

Commercial Services & Supplies – 0.2%
Allied Waste Industries, Inc.(a)	168,300	2,267,001

Industrial Conglomerates – 4.6%
3M Co.	40,500	3,141,180
General Electric Co.	1,313,900	40,363,008
Tyco International Ltd.	50,000	2,259,500

		45,763,688

Machinery – 1.6%
Caterpillar, Inc.	79,400	6,561,616
SPX Corp.	67,800	9,009,264

		15,570,880

Road & Rail – 0.2%
Avis Budget Group, Inc.(a)	144,100	2,005,872

		73,880,951

Health Care – 7.2%
Health Care Providers & Services – 1.5%
AmerisourceBergen Corp.-Class A	76,000	3,141,080
Cardinal Health, Inc.	99,000	5,597,460
McKesson Corp.	120,600	6,952,590

		15,691,130

Pharmaceuticals – 5.7%
Johnson & Johnson	205,000	13,681,700
Merck & Co., Inc.	154,100	6,003,736
Pfizer, Inc.	1,393,700	26,982,032
Sanofi-Aventis SA (ADR)	125,500	4,683,660
Schering-Plough Corp.	265,300	5,412,120

		56,763,248

		72,454,378

Materials – 6.3%
Chemicals – 2.6%
Ashland, Inc.	42,600	2,286,342
Dow Chemical Co.	294,300	11,889,720
E.I. Du Pont de Nemours & Co.	222,300	10,650,393
Lubrizol Corp.	26,100	1,464,210

		26,290,665

Containers & Packaging – 1.5%
Ball Corp.	116,800	6,342,240
Owens-Illinois, Inc.(a)	118,300	6,769,126
Smurfit-Stone Container Corp.(a)	316,700	2,131,391

		15,242,757

Metals & Mining – 2.2%
Alcoa, Inc.	294,800	11,965,932
ArcelorMittal	94,200	9,356,886

		21,322,818

		62,856,240

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 3.4%
Computers & Peripherals – 0.7%
International Business Machines Corp.	27,300	$3,533,439
Lexmark International, Inc.-Class A(a)	98,700	3,638,082

		7,171,521

Electronic Equipment & Instruments – 2.3%
Arrow Electronics, Inc.(a)	143,900	4,411,974
Avnet, Inc.(a)	165,500	4,885,560
Flextronics International Ltd.(a)	466,800	4,999,428
Ingram Micro, Inc.-Class A(a)	176,300	3,196,319
Sanmina-SCI Corp.(a)	481,000	721,500
Tech Data Corp.(a)	70,000	2,561,300
Vishay Intertechnology, Inc.(a)	217,000	2,187,360

		22,963,441

IT Services – 0.4%
Electronic Data Systems Corp.	144,900	3,548,601

		33,683,563

Utilities – 1.2%
Electric Utilities – 0.4%
Pinnacle West Capital Corp.	114,600	3,871,188

Multi-Utilities – 0.8%
CMS Energy Corp.	69,750	1,087,402
Dominion Resources, Inc.	139,400	6,454,220
Wisconsin Energy Corp.	23,800	1,143,352

		8,684,974

		12,556,162

Total Common Stocks (cost $983,077,993)		979,742,384

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio(b) (cost $16,825,589)	16,825,589	16,825,589

Total Investments – 99.7% (cost $999,903,582)		996,567,973
Other assets less liabilities – 0.3%		2,836,030

Net Assets – 100.0%		$999,404,003

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

FINANCIAL ACCOUNTING STANDARDS NO. 157

May 31, 2008 (unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$996,567,973		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$996,567,973		$	– 0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities			Other Financial Instruments
Balance as of 11/30/2007	$	– 0	–	$	– 0	–
Accrued discounts /premiums		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–*
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Net purchases (sales)		– 0	–		– 0	–
Net transfers in and/or out of Level 3		– 0	–		– 0	–

Balance as of 5/31/08	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 5/31/08	$	– 0	–	$	– 0	–

*	The realized gain (loss) recognized during the period ended 5/31/08 for other financial instruments was $0.

14	• ALLIANCEBERNSTEIN VALUE FUND

Financial Accounting Standards No. 157

STATEMENT OF ASSETS & LIABILITIES

May 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $983,077,993)	$979,742,384
Affiliated issuers (cost $16,825,589)	16,825,589
Cash	268,202
Receivable for shares of beneficial interest sold	3,716,461
Dividends receivable	3,147,842

Total assets	1,003,700,478

Liabilities
Payable for shares of beneficial interest redeemed	3,199,631
Advisory fee payable	495,337
Distribution fee payable	169,017
Transfer Agent fee payable	144,668
Administrative fee payable	34,187
Accrued expenses	253,635

Total liabilities	4,296,475

Net Assets	$999,404,003

Composition of Net Assets
Paid-in capital	$984,203,232
Undistributed net investment income	8,897,289
Accumulated net realized gain on investment transactions	9,639,091
Net unrealized depreciation on investments	(3,335,609)

$999,404,003

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$305,297,695	26,276,159	$11.62	*

B	$73,371,525	6,310,124	$11.63

C	$70,239,255	6,100,574	$11.51

Advisor	$428,250,940	36,604,110	$11.70

R	$6,065,410	525,545	$11.54

K	$10,777,825	933,287	$11.55

I	$105,401,353	9,069,972	$11.62

*	The maximum offering price per share for Class A shares was $12.14 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $126,685)	$16,634,503
Affiliated issuers	197,798	$16,832,301

Expenses
Advisory fee (see Note B)	2,916,762
Distribution fee—Class A	494,216
Distribution fee—Class B	440,614
Distribution fee—Class C	397,916
Distribution fee—Class R	14,147
Distribution fee—Class K	14,421
Transfer agency—Class A	230,407
Transfer agency—Class B	81,580
Transfer agency—Class C	61,375
Transfer agency—Advisor Class	295,222
Transfer agency—Class R	4,928
Transfer agency—Class K	11,537
Transfer agency—Class I	12,526
Custodian	142,248
Registration fees	91,304
Printing	53,734
Administrative	46,936
Audit	28,635
Legal	26,322
Trustees’ fees	20,530
Miscellaneous	16,261

Total expenses	5,401,621
Less: expenses waived by the Distributor (see Note C)	(322,851)
Less: expense offset arrangement (see Note B)	(13,841)

Net expenses		5,064,929

Net investment income		11,767,372

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		9,890,323
Net change in unrealized appreciation/depreciation of investments		(126,015,063)

Net loss on investment transactions		(116,124,740)

Net Decrease in Net Assets from Operations		$(104,357,368)

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,767,372	$21,169,502
Net realized gain on investment transactions	9,890,323	78,120,491
Net change in unrealized appreciation/depreciation of investments	(126,015,063)	(96,697,019)

Net increase (decrease) in net assets from operations	(104,357,368)	2,592,974
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,927,098)	(4,105,834)
Class B	(1,891,808)	(1,511,952)
Class C	(988,587)	(1,117,158)
Advisor Class	(9,519,175)	(6,061,799)
Class R	(107,562)	(25,575)
Class K	(279,374)	(22,758)
Class I	(3,003,834)	(2,333,271)
Net realized gain on investment transactions
Class A	(24,676,152)	(10,189,348)
Class B	(7,172,153)	(4,976,842)
Class C	(6,526,054)	(3,677,312)
Advisor Class	(29,270,686)	(12,677,482)
Class R	(406,155)	(64,827)
Class K	(859,052)	(54,207)
Class I	(9,297,112)	(4,808,568)
Transactions in Shares of Beneficial Interest
Net increase	32,664,037	96,992,810

Total increase (decrease)	(172,618,133)	47,958,851
Net Assets
Beginning of period	1,172,022,136	1,124,063,285

End of period (including undistributed net investment income of $8,897,289 and $19,847,355, respectively)	$999,404,003	$1,172,022,136

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2008, there was no such reimbursement.

Pursuant to the Advisory agreement, the Fund paid $46,936 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $303,115 for the six months ended May 31, 2008.

For the six months ended May 31, 2008, the Fund’s expenses were reduced by $13,841 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,347 from the sale of Class A shares and received $3,851, $25,943 and $6,497 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended May 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $144,754,590 and $132,279,422, respectively.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2008 amounted to $143,089, of which $0 and $0, respectively,

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. As of August 1, 2007, with respect to Class K shares, payments to the Distributor are voluntarily being limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2008, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $308,430 and $14,421 for Class B and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $509,605, $838,536, $104,055 and $31,924 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$106,877,991	$176,489,339
U.S. government securities	0	0

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$160,169,211
Gross unrealized depreciation	(163,504,820)

Net unrealized depreciation	$(3,335,609)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

-	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class A
Shares sold	4,623,146	11,212,821	$55,019,944	$164,417,292

Shares issued in reinvestment of dividends and distributions	2,236,101	921,976	28,309,038	13,248,790

Shares converted from Class B	617,479	1,252,289	7,298,010	18,345,834

Shares redeemed	(7,424,749)	(8,659,835)	(88,031,677)	(126,806,926)

Net increase	51,977	4,727,251	$2,595,315	$69,204,990

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

-	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class B
Shares sold	172,382	615,893	$2,114,766	$9,014,852

Shares issued in reinvestment of dividends and distributions	558,637	407,338	7,083,517	5,853,441

Shares converted to Class A	(616,847)	(1,252,517)	(7,298,010)	(18,345,834)

Shares redeemed	(1,581,904)	(2,528,979)	(18,863,029)	(37,075,140)

Net decrease	(1,467,732)	(2,758,265)	$(16,962,756)	$(40,552,681)

Class C
Shares sold	335,089	686,708	$4,072,771	$9,947,299

Shares issued in reinvestment of dividends and distributions	411,638	305,679	5,182,515	4,362,044

Shares redeemed	(1,703,572)	(1,722,327)	(20,092,307)	(24,882,143)

Net decrease	(956,845)	(729,940)	$(10,837,021)	$(10,572,800)

Advisor Class
Shares sold	7,183,158	11,040,521	$85,213,248	$162,843,748

Shares issued in reinvestment of dividends and distributions	2,933,231	1,246,246	37,340,032	17,995,799

Shares redeemed	(4,908,720)	(7,363,226)	(59,257,266)	(108,736,962)

Net increase	5,207,669	4,923,541	$63,296,014	$72,102,585

Class R
Shares sold	138,362	487,298	$1,617,292	$7,183,892

Shares issued in reinvestment of dividends and distributions	35,121	6,313	442,179	90,402

Shares redeemed	(74,853)	(202,566)	(876,298)	(2,951,227)

Net increase	98,630	291,045	$1,183,173	$4,323,067

Class K
Shares sold	119,916	838,364	$1,490,946	$12,586,478

Shares issued in reinvestment of dividends and distributions	90,566	5,382	1,138,420	76,962

Shares redeemed	(151,484)	(82,650)	(1,738,914)	(1,190,710)

Net increase	58,998	761,096	$890,452	$11,472,730

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

-	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class I
Shares sold	2,051,639	7,639,621	$25,321,441	$109,890,618

Shares issued in reinvestment of dividends and distributions	325,417	497,945	4,113,267	7,140,529

Shares redeemed	(3,118,468)	(8,447,091)	(36,935,848)	(126,016,228)

Net decrease	(741,412)	(309,525)	$(7,501,140)	$(8,985,081)

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2008.

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$16,024,201	$13,650,445
Long-term capital gains	35,602,732	38,753,104

Total taxable distributions	51,626,933	52,403,549

Total distributions paid	$51,626,933	$52,403,549

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$35,105,556
Undistributed long-term capital gains	62,697,930
Unrealized appreciation/(depreciation)	122,679,454

Total accumulated earnings/(deficit)	$220,482,940	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to tax treatment of a special dividend from an investment.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On May 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

open tax years (tax years ended November 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.00	$14.65	$13.25	$12.63	$10.96	$9.44

Income From Investment Operations
Net investment income(a)	.13	.24	.21	.17	.14	(b)(c)	.11
Net realized and unrealized gain (loss) on investment transactions	(1.30)	(.23)	2.09	.82	1.63	1.48

Net increase (decrease) in net asset value from operations	(1.17)	.01	2.30	.99	1.77	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.19)	(.20)	(.14)	(.10)	(.07)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(1.21)	(.66)	(.90)	(.37)	(.10)	(.07)

Net asset value, end of period	$ 11.62	$ 14.00	$ 14.65	$ 13.25	$ 12.63	$ 10.96

Total Return
Total investment return based on net asset value(d)	(9.07)%	(.01)%	18.47%	8.04%	16.26%	16.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305,298	$367,098	$314,824	$230,269	$187,004	$136,924
Ratio to average net assets of:
Expenses, net of waivers	1.07	%(e)	1.02%	1.04	%(f)	1.16%	1.18%	1.45%
Expenses, before waivers	1.07	%(e)	1.02%	1.04	%(f)	1.16%	1.32%	1.45%
Net investment income	2.11	%(e)	1.62%	1.44	%(f)	1.31%	1.17	%(b)(c)	1.12%
Portfolio turnover rate	10%	28%	19%	25%	27%	27%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 13.99	$ 14.60	$ 13.12	$ 12.50	$ 10.86	$ 9.37

Income From Investment Operations
Net investment income(a)	.12	(g)	.23	(g)	.18	(g)	.08	(g)	.05	(b)(c)	.04
Net realized and unrealized gain (loss) on investment transactions	(1.29)	(.23)	2.10	.82	1.62	1.46

Net increase (decrease) in net asset value from operations	(1.17)	– 0	–	2.28	.90	1.67	1.50

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.14)	(.10)	(.05)	(.03)	(.01)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(1.19)	(.61)	(.80)	(.28)	(.03)	(.01)

Net asset value, end of period	$ 11.63	$ 13.99	$ 14.60	$ 13.12	$ 12.50	$ 10.86

Total Return
Total investment return based on net asset value(d)	(9.05)%	(.06)%	18.40%	7.34%	15.41%	16.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,372	$108,851	$153,836	$160,666	$182,244	$174,262
Ratio to average net assets of:
Expenses, net of waivers	1.11	%(e)	1.05%	1.06	%(f)	1.82%	1.90%	2.18%
Expenses, before waivers	1.81	%(e)	1.75%	1.76	%(f)	1.87%	2.04%	2.18%
Net investment income	2.07	%(e)(g)	1.56	%(g)	1.39	%(f)(g)	.63	%(g)	.43	%(b)(c)	.39%
Portfolio turnover rate	10%	28%	19%	25%	27%	27%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 13.81	$ 14.51	$ 13.12	$ 12.51	$ 10.86	$ 9.37

Income From Investment Operations
Net investment income(a)	.08	.13	.09	.08	.05	(b)(c)	.04
Net realized and unrealized gain (loss) on investment transactions	(1.29)	(.22)	2.09	.81	1.63	1.46

Net increase (decrease) in net asset value from operations	(1.21)	(.09)	2.18	.89	1.68	1.50

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.14)	(.09)	(.05)	(.03)	(.01)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(1.09)	(.61)	(.79)	(.28)	(.03)	(.01)

Net asset value, end of period	$ 11.51	$ 13.81	$ 14.51	$ 13.12	$ 12.51	$ 10.86

Total Return
Total investment return based on net asset value(d)	(9.46)%	(.70)%	17.61%	7.26%	15.50%	16.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,239	$97,436	$112,965	$101,654	$98,512	$81,928
Ratio to average net assets of:
Expenses, net of waivers	1.78	%(e)	1.73%	1.74	%(f)	1.86%	1.88%	2.16%
Expenses, before waivers	1.78	%(e)	1.73%	1.74	%(f)	1.86%	2.03%	2.16%
Net investment income	1.40	%(e)	.90%	.72	%(f)	.59%	.45	%(b)(c)	.42%
Portfolio turnover rate	10%	28%	19%	25%	27%	27%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 14.11	$ 14.75	$ 13.34	$ 12.70	$ 11.01	$ 9.48

Income From Investment Operations
Net investment income(a)	.14	.29	.24	.20	.17	(b)(c)	.14
Net realized and unrealized gain (loss) on investment transactions	(1.30)	(.23)	2.10	.84	1.65	1.48

Net increase (decrease) in net asset value from operations	(1.16)	.06	2.34	1.04	1.82	1.62

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.23)	(.23)	(.17)	(.13)	(.09)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(1.25)	(.70)	(.93)	(.40)	(.13)	(.09)

Net asset value, end of period	$ 11.70	$ 14.11	$ 14.75	$ 13.34	$ 12.70	$ 11.01

Total Return
Total investment return based on net asset value(d)	(8.93)%	.31%	18.76%	8.41%	16.68%	17.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$428,251	$443,002	$390,462	$262,311	$556,117	$370,847
Ratio to average net assets of:
Expenses, net of waivers	.77	%(e)	.72%	.74	%(f)	.83%	.88%	1.15%
Expenses, before waivers	.77	%(e)	.72%	.74	%(f)	.83%	1.02%	1.15%
Net investment income	2.41	%(e)	1.92%	1.76	%(f)	1.54%	1.47	%(b)(c)	1.42%
Portfolio turnover rate	10%	28%	19%	25%	27%	27%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,						November 3, 2003(h) to November 30, 2003
			2007	2006		2005	2004

Net asset value, beginning of period	$ 13.91		$ 14.60	$ 13.23		$ 12.63	$ 10.95		$ 10.91

Income From Investment Operations
Net investment income(a)	.11		.21	.16		.14	.12	(b)(c)	.01
Net realized and unrealized gain (loss) on investment transactions	(1.29)		(.24)	2.08		.82	1.64		.03

Net increase (decrease) in net asset value from operations	(1.18)		(.03)	2.24		.96	1.76		.04

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.19)	(.17)		(.13)	(.08)		– 0	–
Distributions from net realized gain on investment transactions	(.94)		(.47)	(.70)		(.23)	– 0	–	– 0	–

Total dividends and distributions	(1.19)		(.66)	(.87)		(.36)	(.08)		– 0	–

Net asset value, end of period	$ 11.54		$ 13.91	$ 14.60		$ 13.23	$ 12.63		$ 10.95

Total Return
Total investment return based on net asset value(d)	(9.17)%		(.33)%	18.01%		7.77%	16.11%		.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,065		$5,940	$1,983		$757	$665		$10
Ratio to average net assets of:
Expenses, net of waivers	1.31	%(e)	1.32%	1.36	%(f)	1.40%	1.40%		1.81	%(e)
Expenses, before waivers	1.31	%(e)	1.32%	1.36	%(f)	1.40%	1.54%		1.81	%(e)
Net investment income	1.87	%(e)	1.43%	1.20	%(f)	1.06%	1.07	%(b)(c)	1.16	%(e)
Portfolio turnover rate	10%		28%	19%		25%	27%		27%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,				March 1, 2005(h) to November 30, 2005
			2007		2006

Net asset value, beginning of period	$ 13.95		$ 14.59		$ 13.26		$ 12.84

Income From Investment Operations
Net investment income(a)	.14	(g)	.28	(g)	.20		.17
Net realized and unrealized gain (loss) on investment transactions	(1.29)		(.25)		2.09		.25

Net increase (decrease) in net asset value from operations	(1.15)		.03		2.29		.42

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.20)		(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.94)		(.47)		(.70)		– 0	–

Total dividends and distributions	(1.25)		(.67)		(.96)		– 0	–

Net asset value, end of period	$ 11.55		$ 13.95		$ 14.59		$ 13.26

Total Return
Total investment return based on net asset value(d)	(8.96)%		.11%		18.51%		3.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,778		$12,195		$1,651		$1,123
Ratio to average net assets of:
Expenses, net of waivers	.83	%(e)	.83%		.99	%(f)	1.10	%(e)
Expenses, before waivers	1.08	%(e)	1.01%		.99	%(f)	1.10	%(e)
Net investment income	2.34	%(e)(g)	1.99	%(g)	1.50	%(f)	2.93	%(e)
Portfolio turnover rate	10%		28%		19%		25%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(h) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 14.01		$ 14.66	$ 13.29		$ 12.84

Income From Investment Operations
Net investment income(a)	.15		.28	.24		.16
Net realized and unrealized gain (loss) on investment transactions	(1.29)		(.23)	2.09		.29

Net increase (decrease) in net asset value from operations	(1.14)		.05	2.33		.45

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.23)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.94)		(.47)	(.70)		– 0	–

Total dividends and distributions	(1.25)		(.70)	(.96)		– 0	–

Net asset value, end of period	$ 11.62		$ 14.01	$ 14.66		$ 13.29

Total Return
Total investment return based on net asset value(d)	(8.86)%		.26%	18.76%		3.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,401		$137,500	$148,342		$36,790
Ratio to average net assets of:
Expenses	.65	%(e)	.72%	.74	%(f)	.83	%(e)
Net investment income	2.51	%(e)	1.88%	1.77	%(f)	1.78	%(e)
Portfolio turnover rate	10%		28%	19%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Net of fees and expenses waived by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Commencement of distribution.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Marilyn G. Fedak(3), Senior Vice President

John Mahedy(3), Vice President

Christopher W. Marx(3), Vice President

John D. Phillips, Jr.(3), Vice President

David Yuen(3), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the U.S. Value Investment Policy Group. Ms. Fedak and Messrs. Mahedy, Marx, Phillips and Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN VALUE FUND •	37

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

38	• ALLIANCEBERNSTEIN VALUE FUND

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and Performance Universe for the 1- and 5-year periods and 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and that the Fund underperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee

ALLIANCEBERNSTEIN VALUE FUND •	39

rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with a similar investment style as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of

40	• ALLIANCEBERNSTEIN VALUE FUND

scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN VALUE FUND •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

42	• ALLIANCEBERNSTEIN VALUE FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,014.9	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $91,737 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during the most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Value Fund	Advisor	2.20%	0.72%	November 30
	Class A	2.50%	1.02%
	Class B	3.20%	1.75%
	Class C	3.20%	1.73%
	Class R	2.70%	1.32%
	Class K	2.45%	1.01%
	Class I	2.20%	0.72%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN VALUE FUND •	43

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

44	• ALLIANCEBERNSTEIN VALUE FUND

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Value Fund	$1,014.9	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.278%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1	0.25% on 1st $500 million 0.20% thereafter	0.225%	0.550%

5	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	45

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client #2[6],[7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter	0.499%	0.550%

	Client #3[8]	0.23% on 1st $300 million 0.20% thereafter	0.209%	0.550%

	Client #4	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter	0.222%	0.550%

	Client #5	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter	0.192%	0.550%

	Client #6	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[9]	0.150%	0.550%

	Client #7	0.35%	0.350%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

6	This is the fee schedule of a fund managed by an affiliate of the Adviser. Assets are aggregated with other similar sub-advised funds for purposes of calculating the investment advisory fee.

7	The Fund is an affiliate of the Adviser.

8	Assets are aggregated with other similar sub-advised funds for purposes of calculating the investment advisory fee.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

46	• ALLIANCEBERNSTEIN VALUE FUND

investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.665	3/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.016	1.134	5/14	1.246	10/60

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN VALUE FUND •	47

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15 During the Fund’s most recently completed fiscal year,

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

48	• ALLIANCEBERNSTEIN VALUE FUND

ABI received from the Fund $31,383, $3,658,045 and $71,520 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $631,598 in fees from the Fund.16

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $37,151 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN VALUE FUND •	49

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th—75th percentile range of their comparable peers.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN VALUE FUND

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2008.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-9.00	-6.86	-5.64	10/14	60/78
3 year	6.04	5.99	6.65	6/12	38/63
5 year	11.78	12.51	13.49	8/11	37/50

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Fund	-9.00	6.04	11.78	6.63	9.41	0.89	5
Russell 1000 Value Index	-5.38	8.48	14.25	7.38	9.28	1.13	5
Inception Date: March 29, 2001

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

52	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	53

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0508

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 30, 2008